Exhibit 4.8

Cross-Tested 401(k) Profit Sharing Plan

ADOPTION AGREEMENT FOR

VOLUME SUBMITTER

CROSS-TESTED 401(K) PROFIT SHARING

PLAN AND TRUST

The undersigned Employer adopts this Volume Submitter Cross-Tested 401(k) Profit Sharing Plan and Trust and elects the provisions set forth below. Furthermore, notwithstanding anything in the Plan to the contrary, this Plan is a volume submitter plan for all purposes (e.g., Plan Sections 8.1(b) and (c) do not apply to this Plan).

CAUTION: Failure to properly fill out this Adoption Agreement may result in disqualification of the Plan.

EMPLOYER INFORMATION

(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in this Employer Information Section.)

1.	EMPLOYER’S NAME, ADDRESS AND TELEPHONE NUMBER

	Name:	Bank of Florida Corporation

	Address:	1185 Immokalee Road
Street

		Naples		Florida	34110
		City		State	Zip

	Telephone:	(239) 254-2100

2.	EMPLOYER’S TAXPAYER IDENTIFICATION NUMBER 59-3535315

3.	TYPE OF ENTITY

	a.	☒	Corporation (including Tax-exempt or Non-profit Corporation)
	b.	☐	Professional Service Corporation
	c.	☐	S Corporation
	d.	☐	Limited Liability Company that is taxed as:
			1.	☐	a partnership or sole proprietorship
			2.	☐	a Corporation
			3.	☐	an S Corporation
	e.	☐	Sole Proprietorship
	f.	☐	Partnership (including Limited Liability)

AND, the Employer is a member of (select all that apply):
	g.	☐	a controlled group
	h.	☐	an affiliated service group

4.	EMPLOYER FISCAL YEAR means the 12 consecutive month period:

Beginning on	January 1st	(e.g., January 1st)
	month	day

and ending on	December 31st
	month	day

PLAN INFORMATION
(An amendment to the Adoption Agreement is not needed solely to reflect a change in the information in Questions 9. through 11.)

5.	PLAN NAME:

Bank of Florida Corporation 401(k) Plan

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

6.	EFFECTIVE DATE

a.	☐	This is a new Plan effective as of (hereinafter called the “Effective Date”).
b.	☒	This is an amendment and restatement of a previously established qualified plan of the Employer which was originally effective March 1, 2005 (hereinafter called the “Effective Date”). The effective date of this amendment and restatement is September 1, 2006.
c.	☐	FOR GUST RESTATEMENTS: This is an amendment and restatement of a previously established qualified plan of the Employer to bring the Plan into compliance with GUST (GATT, USERRA, SBJPA and TRA ‘97).
The original Plan effective date was (hereinafter called the “Effective Date”). Except as specifically provided in the Plan, the effective date of this amendment and restatement is .
(May enter a restatement date that is the first day of the current Plan Year. The Plan contains appropriate retroactive effective dates with respect to provisions for the appropriate laws.)

7.	PLAN YEAR means the 12 consecutive month period:

Beginning on	January 1st	(e.g., January 1st)
month	day

and ending on	December 31st
month	day

EXCEPT that there will be a Short Plan Year:
a.	☒	N/A
b.	☐	beginning on	(e.g., July 1, 2000)
month day, year
and ending on
month day, year

8.	VALUATION DATE means:
a.	☒	Every day that the Trustee, any transfer agent appointed by the Trustee or the Employer, and any stock exchange used by such agent are open for business (daily valuation).
b.	☐	The last day of each Plan Year.
c.	☐	The last day of each Plan Year half (semi-annual).
d.	☐	The last day of each Plan Year quarter.
e.	☐	Other (specify day or dates): (must be at least once each Plan Year).

9.	PLAN NUMBER assigned by the Employer

a.	☐	001
b.	☒	002
c.	☐	003

d.	☐ Other:

10.	TRUSTEE(S):

a.	☒	Individual Trustee(s) who serve as discretionary Trustee(s) over assets not subject to control by a corporate Trustee.

Name(s)	Title(s)

John B. James

Address and Telephone number
1.	☒	Use Employer address and telephone number.
2.	☐	Use address and telephone number below:

Address:
Street

		City	State	Zip

Telephone:

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

b.	☐	Corporate Trustee

Name:

Address:
Street

			City		State	Zip

Telephone:

AND, the corporate Trustee shall serve as:
1.	☐	a directed (nondiscretionary) Trustee over all Plan assets except for the following:

2.	☐	a discretionary Trustee over all Plan assets except for the following:

AND, shall a separate trust agreement be used with this Plan?
	c.	☐	Yes
	d.	☒	No
	NOTE:		If Yes is selected, an executed copy of the trust agreement between the Trustee and the Employer must be attached to this Plan. The Plan and trust agreement will be read and construed together. The responsibilities, rights and powers of the Trustee shall be those specified in the trust agreement.

11.	PLAN ADMINISTRATOR’S NAME, ADDRESS AND TELEPHONE NUMBER:
(If none is named, the Employer will become the Administrator.)
	a.	☐	Employer (Use Employer address and telephone number).
	b.	☒	Use name, address and telephone number below:

			Name:	Retirement Planning Committee of Bank of Florida Corporation

			Address:	1185 Immokalee Road
Street

				Naples		Florida	34110
				City		State	Zip

			Telephone:	(239) 254-2100

12.	CONSTRUCTION OF PLAN
This Plan shall be governed by the laws of the state or commonwealth where the Employer’s (or, in the case of a corporate Trustee, such Trustee’s) principal place of business is located unless another state or commonwealth is specified:

ELIGIBILITY REQUIREMENTS

13.	ELIGIBLE EMPLOYEES (Plan Section 1.18)
FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN d. or e. BELOW FOR EMPLOYER CONTRIBUTIONS) means all Employees (including Leased Employees) EXCEPT:
	NOTE:		If different exclusions apply to Elective Deferrals than to other Employer contributions, complete this part a.-b. for the Elective Deferral component of the Plan.

a.	☐	N/A. No exclusions.
b.	☒	The following are excluded, except that if b.3. is selected, such Employees will be included (select all that apply):
		1.	☐	Union Employees (as defined in Plan Section 1.18).
		2.	☐	Non-resident aliens (as defined in Plan Section 1.18).
		3.	☐	Employees who became Employees as the result of a “Code Section 410(b)(6)(C) transaction” (as defined in Plan Section 1.18).
		4.	☐	Salaried Employees.
		5.	☐	Highly Compensated Employees.
		6.	☒	Leased Employees.

HOWEVER, different exclusions will apply (select c. OR d. and/or e.):
c.	☒	N/A. The options elected in a.-b. above apply for all purposes of the Plan.
d.	☐	For purposes of all Employer contributions (other than Elective Deferrals and matching contributions)…
e.	☐	For purposes of Employer matching contributions…

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

IF d. OR e. IS SELECTED, the following exclusions apply for such purposes (select f. or g.):
f.	☐	N/A. No exclusions.
g.	☐	The following are excluded, except that if g.3. is selected, such Employees will be included (select all that apply):

1.	☐	Union Employees (as defined in Plan Section 1.18).
2.	☐	Non-resident aliens (as defined in Plan Section 1.18).
3.	☐	Employees who became Employees as the result of a “Code Section 410(b)(6)(C) transaction” (as defined in Plan Section 1.18).
4.	☐	Salaried Employees.
5.	☐	Highly Compensated Employees.
6.	☐	Leased Employees.

14.	THE FOLLOWING AFFILIATED EMPLOYER (Plan Section 1.6) will adopt this Plan as a Participating Employer (if there is more than one, or if Affiliated Employers adopt this Plan after the date the Adoption Agreement is executed, attach a list to this Adoption Agreement of such Affiliated Employers including their names, addresses, taxpayer identification numbers and types of entities):

NOTE:	Employees of an Affiliated Employer that does not adopt this Adoption Agreement as a Participating Employer shall not be Eligible Employees. This Plan could violate the Code Section 410(b) coverage rules if all Affiliated Employers do not adopt the Plan.
a. ☒	N/A
b. ☐	Name of First Affiliated Employer:

Address:
Street

	City		State	Zip

Telephone:

Taxpayer Identification Number:

AND, the Affiliated Employer is:
c.	☐	Corporation (including Tax-exempt, Non-profit or Professional Service Corporation)
d.	☐	S Corporation
e.	☐	Limited Liability Company that is taxed as:

1.	☐	a partnership or sole proprietorship
2.	☐	a Corporation
3.	☐	an S Corporation

f.	☐	Sole Proprietorship
g.	☐	Partnership (including Limited Liability)

15.	CONDITIONS OF ELIGIBILITY (Plan Section 3.1)
Any Eligible Employee will be eligible to participate in the Plan upon satisfaction of the following:
	NOTE:	If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in months of service, an Employee will not be required to complete any specified number of Hours of Service in a particular month, unless elected in b.4. or i.4. below.

ELIGIBILITY FOR ALL PURPOSES OF THE PLAN (EXCEPT AS ELECTED IN e.-k. BELOW FOR EMPLOYER CONTRIBUTIONS) (select a. or all that apply of b., c., and d.):
NOTE:		If different conditions apply to Elective Deferrals than to other Employer contributions, complete this part a.-d. for the Elective Deferral component of the Plan.
a.	☐	No age or service required. (Go to e.-g. below)
b.	☒	Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):

1.	☐	No service requirement
2.	☐	1/2 Year of Service or Period of Service
3.	☐	1 Year of Service or Period of Service
4.	☐	(not to exceed 1,000) Hours of Service within (not to exceed 12) months from the Eligible Employee’s employment commencement date. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in b.3. above.
5.	☒	Other: 3 Months
(may not exceed one (1) Year of Service or Period of Service)

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

c.	☒	Attainment of age:
		1.	☐	No age requirement
		2.	☐	20 1/2
		3.	☒	21
		4.	☐	Other: (may not exceed 21)
d.	☐	The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on and such Eligible Employee shall enter the Plan as of such date.

The requirements to be waived are (select one or both):
		1.	☐	service requirement (will let part-time Eligible Employees in Plan)
		2.	☐	age requirement

HOWEVER, DIFFERENT ELIGIBILITY CONDITIONS WILL APPLY (select e. OR f. and/or g.):

e.	☒	N/A. The options elected in a.-d. above apply for all purposes of the Plan.
f.	☐	For purposes of all Employer contributions (other than Elective Deferrals and matching contributions)…
g.	☐	For purposes of Employer matching contributions…

If f. OR g. IS SELECTED, the following eligibility conditions apply for such purposes:

h.	☐	No age or service requirements
i.	☐	Completion of the following service requirement which is based on Years of Service (or Periods of Service if the Elapsed Time Method is elected):
		1.	☐	No service requirement
		2.	☐	1/2 Year of Service or Period of Service 1 Year of Service or Period of Service
		3.	☐
		4.	☐	(not to exceed 1,000) Hours of Service within (not to exceed 12) months from the Eligible Employee’s employment commencement date. If an Employee does not complete the stated Hours of Service during the specified time period, the Employee is subject to the Year of Service requirement in i.3. above.
		5.	☐	1 1/2 Years of Service or Periods of Service
		6.	☐	2 Years of Service or Periods of Service Other:
		7.	☐
(may not exceed two (2) Years of Service or Periods of Service)
		NOTE:		If more than one (1) Year of Service is elected 100% immediate vesting is required.
j.	☐	Attainment of age:
		1.	☐	No age requirement
		2.	☐	20 1/2
		3.	☐	21
		4.	☐	Other: (may not exceed 21)
k.	☐	The service and/or age requirements specified above shall be waived with respect to any Eligible Employee who was employed on and such Eligible Employee shall enter the Plan as of such date.

The requirements to be waived are (select one or both):
		1.	☐	service requirement (will let part-time Eligible Employees in Plan)
		2.	☐	age requirement

16.	EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
An Eligible Employee who has satisfied the eligibility requirements will become a Participant for all purposes of the Plan (except as elected in g.-p. below for Employer contributions):
	NOTE:	If different entry dates apply to Elective Deferrals than to other Employer contributions, complete this part a.-f. for the Elective Deferral component of the Plan.

a.	☐	the day on which such requirements are satisfied.
b.	☒	the first day of the month coinciding with or next following the date on which such requirements are satisfied.
c.	☐	the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.
d.	☐	the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
e.	☐	the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)
f.	☐	other: ,
provided that an Eligible Employee who has satisfied the maximum age (21) and service requirements (one (1) Year or Period of Service) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

HOWEVER, different entry dates will apply (select g. OR h. and/or i.):
	g.	☒	N/A. The options elected in a.-f. above apply for all purposes of the Plan.
	h.	☐	For purposes of all Employer contributions (other than Elective Deferrals and matching contributions)…
	i.	☐	For purposes of Employer matching contributions…

IF h. OR i. IS SELECTED, the following entry dates apply for such purposes (select one):
	j.	☐	the first day of the month coinciding with or next following the date on which such requirements are satisfied.
	k.	☐	the first day of the Plan Year quarter coinciding with or next following the date on which such requirements are satisfied.
	l.	☐	the first day of the Plan Year in which such requirements are satisfied.
	m.	☐	the first day of the Plan Year in which such requirements are satisfied, if such requirements are satisfied in the first 6 months of the Plan Year, or as of the first day of the next succeeding Plan Year if such requirements are satisfied in the last 6 months of the Plan Year.
	n.	☐	the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
	o.	☐	the first day of the Plan Year next following the date on which such requirements are satisfied. (Eligibility must be 1/2 (or 1 1/2 if 100% immediate Vesting is selected) Year of Service (or Period of Service) or less and age must be 20 1/2 or less.)
	p.	☐	other: ,
provided that an Eligible Employee who has satisfied the maximum age (21) and service requirements (one (1) Year or Period of Service (or more than one (1) year if full and immediate vesting)) and who is otherwise entitled to participate, shall commence participation no later than the earlier of (a) 6 months after such requirements are satisfied, or (b) the first day of the first Plan Year after such requirements are satisfied, unless the Employee separates from service before such participation date.

SERVICE

17.	RECOGNITION OF SERVICE WITH PREDECESSOR EMPLOYER (Plan Sections 1.57 and 1.85)
	a.	☐	No service with a predecessor Employer shall be recognized.
	b.	☒	Service with Bristol Bank, Inc. will be recognized except as follows (select 1. or all that apply of 2.
through 4.):
			1.	☒	N/A, no limitations.
			2.	☐	service will only be recognized for vesting purposes.
			3.	☐	service will only be recognized for eligibility purposes.
			4.	☐	service prior to will not be recognized.
			NOTE:		If the predecessor Employer maintained this qualified Plan, then Years of Service (and/or Periods of Service) with such predecessor Employer shall be recognized pursuant to Plan Sections 1.57 and 1.85 and b.1. will apply. If the predecessor Employer did not maintain this qualified Plan, then Years of Service (and/or Periods of Service) recognized with the predecessor Employer under this Section shall be limited to 5 years.

18.	SERVICE CREDITING METHOD (Plan Sections 1.57 and 1.85)
	NOTE:		If no elections are made in this Section, then the Hours of Service Method will be used and the provisions set forth in the definition of Year of Service in Plan Section 1.85 will apply.
ELAPSED TIME METHOD shall be used for the following purposes (select all that apply):
	a.	☐	N/A. Plan only uses the Hours of Service Method.
	b.	☒	all purposes. (If selected, skip to Question 19.)
	c.	☐	eligibility to participate.
	d.	☐	vesting.
	e.	☐	sharing in allocations or contributions.

HOURS OF SERVICE METHOD shall be used for the following purposes (select all that apply):
	f.	☐	N/A. Plan only uses the Elapsed Time Method.
	g.	☐	eligibility to participate in the Plan. The eligibility computation period after the initial eligibility computation period shall…
			1.	☐	shift to the Plan Year after the initial computation period.
			2.	☐	be based on the date an Employee first performs an Hour of Service (initial computation period) and subsequent computation periods shall be based on each anniversary date thereof.
	h.	☐	vesting. The vesting computation period shall be…
			1.	☐	the Plan Year.
			2.	☐	the date an Employee first performs an Hour of Service and each anniversary thereof.
	i.	☐	sharing in allocations or contributions (the computation period shall be the Plan Year).

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

	AND, IF THE HOURS OF SERVICE METHOD IS BEING USED, the Hours of Service will be determined on the basis of the method selected below. Only one method may be selected. The method selected below will be applied to (select j. or k.):
	j.	☐	all Employees.
	k.	☐	salaried Employees only (for hourly Employees, actual Hours of Service will be used).

	ON THE BASIS OF:
	l.	☐	actual hours for which an Employee is paid or entitled to payment.
	m.	☐	days worked. An Employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.
	n.	☐	weeks worked. An Employee will be credited with forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.
	o.	☐	semi-monthly payroll periods worked. An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.
	p.	☐	months worked. An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

	AND, a Year of Service means the applicable computation period during which an Employee has completed at least:
	q.	☐	(may not be more than 1,000) Hours of Service (if left blank, the Plan will use 1,000 Hours of Service).

VESTING

19.	VESTING OF PARTICIPANT’S INTEREST (Plan Section 6.4(b))
	Vesting for Employer Contributions (except as otherwise elected in j. – q. below for matching contributions). The vesting schedule, based on a Participant’s Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall be as follows:
	a.	☐	100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)

	b.	☐	3 Year Cliff:			c.	☐	5 Year Cliff:
			0-2 years	0%				0-4 years	0%
			3 years	100%				5 years	100%

	d.	☐	6 Year Graded:			e.	☐	4 Year Graded:
			0-1 year	0%				1 year	25%
			2 years	20%				2 years	50%
			3 years	40%				3 years	75%
			4 years	60%				4 years	100%
			5 years	80%
			6 years	100%

	f.	☒	5 Year Graded:			g.	☐	7 Year Graded:
			1 year	20%				0-2 years	0%
			2 years	40%				3 years	20%
			3 years	60%				4 years	40%
			4 years	80%				5 years	60%
			5 years	100%				6 years	80%
								7 years	100%

	h.	☐	Other - Must be at least as liberal as either c. or g. above.

			Service		Percentage

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

VESTING FOR EMPLOYER MATCHING CONTRIBUTIONS
The vesting schedule for Employer matching contributions, based on a Participant’s Years of Service (or Periods of Service if the Elapsed Time Method is elected) shall be as follows:
	i.	☐	N/A. There are no matching contributions subject to a vesting schedule OR the schedule in a.-h. above shall also apply to matching contributions.
	j.	☐	100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service or Period of Service.)
	k.	☐	3 Year Cliff
	l.	☐	5 Year Cliff
	m.	☐	6 Year Graded
	n.	☐	4 Year Graded
	o.	☒	5 Year Graded
	p.	☐	7 Year Graded
	q.	☐	Other - Must be at least as liberal as either l. or p. above.

			Service	Percentage

20.	FOR AMENDED PLANS (Plan Section 6.4(f))
If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:
	a.	☒	Vesting schedule has not been amended, amended schedule is more favorable in all years or prior schedule was immediate 100% vesting.
	b.	☐	Pre-amended schedule:

			Service	Percentage

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

21.	TOP HEAVY VESTING (Plan Section 6.4(c))
If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service (or Periods of Service if the Elapsed Time Method is elected), shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made before the Plan became a Top Heavy Plan and shall continue to apply if the Plan ceases to be a Top Heavy Plan unless an amendment is made to change the vesting schedule.
	a.	☒	N/A (the regular vesting schedule already satisfies one of the minimum top heavy schedules).
	b.	☐	6 Year Graded:
			0-1 year	0%
			2 years	20%
			3 years	40%
			4 years	60%
			5 years	80%
			6 years	100%
	c.	☐	3 Year Cliff:
			0-2 years	0%
			3 years	100%
	d.	☐	Other - Must be at least as liberal as either b. or c. above.

			Service		Percentage

	NOTE:		This Section does not apply to the account balances of any Participant who does not have an Hour of Service after the Plan has initially become top heavy. Such Participant’s Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this Section.

22.	EXCLUDED VESTING SERVICE
	a.	☒	No exclusions.
	b.	☐	Service prior to the Effective Date of the Plan or a predecessor plan.
	c.	☐	Service prior to the time an Employee has attained age 18.

23.	VESTING FOR DEATH AND TOTAL AND PERMANENT DISABILITY
Regardless of the vesting schedule, Participants shall become fully Vested upon (select a. or all that apply of b. and c.)
	a.	☐	N/A. Apply vesting schedule, or all contributions to the Plan are fully Vested.
	b.	☒	Death.
	c.	☒	Total and Permanent Disability.

24.	NORMAL RETIREMENT AGE (“NRA”) (Plan Section 1.45) means the:
	a.	☒	date of a Participant’s 65th birthday (not to exceed 65th).
	b.	☐	later of a Participant’s birthday (not to exceed 65th) or the (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

25.	NORMAL RETIREMENT DATE (Plan Section 1.46) means the:
	a.	☐	Participant’s “NRA”.
OR (select one)
	b.	☒	first day of the month coinciding with or next following the Participant’s “NRA”.
	c.	☐	first day of the month nearest the Participant’s “NRA”.
	d.	☐	Anniversary Date coinciding with or next following the Participant’s “NRA”.
	e.	☐	Anniversary Date nearest the Participant’s “NRA”.

26.	EARLY RETIREMENT DATE (Plan Section 1.15) means the:
	a.	☐	No Early Retirement provision provided.
	b.	☐	date on which a Participant...
	c.	☒	first day of the month coinciding with or next following the date on which a Participant...
	d.	☐	Anniversary Date coinciding with or next following the date on which a Participant...

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

AND, if b., c., or d. is selected…
	e.	☐	attains age .
	f.	☒	attains age 55 and completes at least 5 Years of Service (or Periods of Service) for vesting purposes.

AND, if b., c. or d. is selected, shall a Participant become fully Vested upon attainment of the Early Retirement Date?
	g.	☒	Yes
	h.	☐	No

COMPENSATION

27.	COMPENSATION (Plan Section 1.11) with respect to any Participant means:
	a.	☒	Wages, tips and other compensation on Form W-2.
	b.	☐	Section 3401(a) wages (wages for withholding purposes).
	c.	☐	415 safe-harbor compensation.

COMPENSATION shall be based on the following determination period:
	d.	☒	the Plan Year.
	e.	☐	the Fiscal Year coinciding with or ending within the Plan Year.
	f.	☐	the calendar year coinciding with or ending within the Plan Year.
	NOTE:		The Limitation Year for Code Section 415 purposes shall be the same as the determination period for Compensation unless an alternative period is specified: (must be a consecutive twelve month period).

ADJUSTMENTS TO COMPENSATION
	g.	☐	N/A. No adjustments.
	h.	☒	Compensation shall be adjusted by: (select all that apply)
			1.	☒

including compensation which is not currently includible in the Participant’s gross income by reason of the application of Code Sections 125 (cafeteria plan), 132(f)(4) (qualified transportation fringe), 402(e)(3) (401(k) plan), 402(h)(1)(B) (simplified employee pension plan), 414(h) (employer pickup contributions under a governmental plan), 403(b) (tax sheltered annuity) or 457(b) (eligible deferred compensation plan).

			2.	☐	excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in 1. above) and welfare benefits.
			3.	☐	excluding Compensation paid during the determination period while not a Participant in the component of the Plan for which the definition is being used.
			4.	☐	excluding overtime.
			5.	☐	excluding bonuses.
			6.	☐	excluding commissions.
			NOTE:		If 4., 5., or 6. is selected, the definition of Compensation could violate the nondiscrimination rules.

HOWEVER, FOR SALARY DEFERRAL AND MATCHING PURPOSES Compensation shall be adjusted by (for such purposes, the Plan automatically includes Elective Deferrals and other amounts in h.1. above):
	i.	☒	N/A. No adjustments or same adjustments as in above.
	j.	☐	Compensation shall be adjusted by: (select all that apply)
			1.	☐	excluding reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation (other than deferrals specified in h.1. above) and welfare benefits.
			2.	☐	excluding Compensation paid during the determination period while not a Participant in the component of the Plan for which the definition is being used.
			3.	☐	excluding overtime.
			4.	☐	excluding bonuses.
			5.	☐	excluding commissions.

CONTRIBUTIONS AND ALLOCATIONS

28.	SALARY REDUCTION ARRANGEMENT - ELECTIVE DEFERRALS (Plan Section 12.2)
Each Participant may elect to have Compensation deferred by:
	a.	☐	%.
	b.	☒	up to 50%.
	c.	☐	from % to %.
	d.	☐	up to the maximum percentage allowable not to exceed the limits of Code Sections 401(k), 402(g), 404 and 415.

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

AND, Participants who are Highly Compensated Employees determined as of the beginning of a Plan Year may only elect to defer Compensation by:
	e.	☒	Same limits as specified above.
	f.	☐	The percentage equal to the deferral limit in effect under Code Section 402(g)(3) for the calendar year that begins with or within the Plan Year divided by the annual compensation limit in effect for the Plan Year under Code Section 401(a)(17).

MAY PARTICIPANTS make a special salary deferral election with respect to bonuses?
	g.	☒	No.
	h.	☐	Yes, a Participant may elect to defer up to % of any bonus.

PARTICIPANTS MAY commence salary deferrals on the effective date of participation and on the first day of the month (must be at least once each calendar year).

Participants may modify salary deferral elections:
			1.	☐	As of each payroll period.
			2.	☒	On the first day of the month.
			3.	☐	On the first day of each Plan Year quarter.
			4.	☐	On the first day of the Plan Year or the first day of the 7th month of the Plan Year.
			5.	☐	Other: (must be at least once each calendar year).

AUTOMATIC ELECTION: Shall Participants who do not affirmatively elect to receive cash or have a specified amount contributed to the Plan automatically have Compensation deferred?
	i.	☒	No.
	j.	☐	Yes, by % of Compensation.
NOTE: If j. is selected, then Participants must receive a timely notice explaining the automatic election and the right to elect to have no such compensation reduction contribution made or to alter the amount, including procedures for exercising the right and timing for implementation.

SHALL THERE BE a special effective date for the salary deferral component of the Plan?
	k.	☒	No.
	l.	☐	Yes, the effective date of the salary deferral component of the Plan is (enter month day, year).

29.	SIMPLE 401(k) PLAN ELECTION (Plan Section 13.1)
Shall the simple 401(k) provisions of Article XIII apply?
	a.	☒	No. The simple 401(k) provisions will not apply.
	b.	☐	Yes. The simple 401(k) provisions will apply.

30.	401(k) SAFE HARBOR PROVISIONS (Plan Section 12.8)
Will the ADP and/or ACP test safe harbor provisions be used? (select a., b. or c.)
	a.	☒	No. (If selected, skip to Question 31.)
	b.	☐	Yes, but only the ADP (and NOT the ACP) Test Safe Harbor provisions will be used.
	c.	☐	Yes, both the ADP and ACP Test Safe Harbor provisions will be used.

IF c. is selected, does the Plan permit matching contributions in addition to any safe harbor contributions elected in d. or e. below?
			1.	☐	No or N/A. Any matching contributions, other than any Safe Harbor Matching Contributions elected in d. below, will be suspended in any Plan Year in which the safe harbor provisions are used.
			2.	☐	Yes, the Employer may make matching contributions in addition to any Safe Harbor Matching contributions elected in d. below. (If elected, complete the provisions of the Adoption Agreement relating to matching contributions (i.e., Questions 31. and 32.) that will apply in addition to any elections made in d. below. NOTE: Regardless of any election made in Question 31., the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth in that Question and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.)

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

THE EMPLOYER WILL MAKE THE FOLLOWING ADP TEST SAFE HARBOR CONTRIBUTION FOR THE PLAN YEAR:
NOTE:		The ACP Test Safe Harbor is automatically satisfied if the only matching contribution made to the Plan is either (1) a Basic Matching Contribution or (2) an Enhanced Matching Contribution that does not provide a match on Elective Deferrals in excess of 6% of Compensation.
d.	☐	Safe Harbor Matching Contribution (select 1. or 2. AND 3.)
		1.	☐	Basic Matching Contribution. The Employer will make Matching Contributions to the account of each “Eligible Participant” in an amount equal to the sum of 100% of the amount of the Participant’s Elective Deferrals that do not exceed 3% of the Participant’s Compensation, plus 50% of the amount of the Participant’s Elective Deferrals that exceed 3% of the Participant’s Compensation but do not exceed 5% of the Participant’s Compensation.
		2.	☐	Enhanced Matching Contribution. The Employer will make Matching Contributions to the account of each “Eligible Participant” in an amount equal to the sum of:
				a.	☐	% (may not be less than 100%) of the Participant’s Elective Deferrals that do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation, plus
				b.	☐	% of the Participant’s Elective Deferrals that exceed % of the Participant’s Compensation but do not exceed % (if over 6% or if left blank, the ACP test will still apply) of the Participant’s Compensation.
				NOTE:		a. and b. must be completed so that, at any rate of Elective Deferrals, the matching contribution is at least equal to the matching contribution receivable if the Employer were making Basic Matching Contributions, but the rate of match cannot increase as deferrals increase. For example, if a. is completed to provide a match equal to 100% of deferrals up to 4% of Compensation, then b. need not be completed.
		3.	☐	The safe harbor matching contribution will be determined on the following basis (and
Compensation for such purpose will be based on the applicable period):
				a.	☐	the entire Plan Year.
				b.	☐	each payroll period.
				c.	☐	all payroll periods ending with or within each month.
				d.	☐	all payroll periods ending with or within the Plan Year quarter.
e.	☐	Nonelective Safe Harbor Contributions (select one)
		1.	☐	The Employer will make a Safe Harbor Nonelective Contribution to the account of each “Eligible Participant” in an amount equal to % (may not be less than 3%) of the Employee’s Compensation for the Plan Year.
		2.	☐	The Employer will make a Safe Harbor Nonelective Contribution to another defined contribution plan maintained by the Employer (specify the name of the other plan): .

FOR PURPOSES OF THE ADP Test Safe Harbor contribution, the term “Eligible Participant” means any Participant who is eligible to make Elective Deferrals with the following exclusions:
f.	☐	Highly Compensated Employees.
g.	☐	Employees who have not satisfied the greatest minimum age and service conditions permitted under Code Section 410(a).
h.	☐	Other:
(must be a category that could be excluded under the permissive or mandatory disaggregation rules of Regulations 1.401(k)-1(b)(3) and 1.401(m)-1(b)(3)).

SPECIAL EFFECTIVE DATE OF ADP AND ACP TEST SAFE HARBOR PROVISIONS
i.	☐	N/A. The safe harbor provisions are effective as of the later of the Effective Date of this Plan or, if this is an amendment or restatement, the effective date of the amendment or restatement.
j.	☐	The ADP and ACP Test Safe Harbor provisions are effective for the Plan Year beginning:
(enter the first day of the Plan Year for which the provisions are (or, for GUST updates, were) effective and, if necessary, enter any other special effective dates that apply with respect to the provisions).

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

31.	FORMULA FOR DETERMINING EMPLOYER MATCHING CONTRIBUTIONS (Plan Section 12.1(a)(2))
	NOTE:		Regardless of any election below, if the ACP test safe harbor is being used (i.e., Question 30.c. is selected), then the Plan automatically provides that only Elective Deferrals up to 6% of Compensation are taken into account in applying the match set forth below and that the maximum discretionary matching contribution that may be made on behalf of any Participant is 4% of Compensation.
	a.	☐	N/A. There will not be any matching contributions (Skip to Question 33).
	b.	☒	The Employer … (select 1. or 2.)
			1. ☐	may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant’s Elective Deferrals.
			2. ☒	will make matching contributions equal to 50% (e.g., 50) of the Participant’s Elective Deferrals, plus:
				a. ☒	N/A.
				b. ☐	an additional discretionary percentage, to be determined by the Employer.
AND, in determining the matching contribution above, only Elective Deferrals up to the percentage or dollar amount specified below will be matched: (select 3. and/or 4. OR 5.)
			3. ☒	8 % of a Participant’s Compensation.
			4. ☐	$ .
			5. ☐	a discretionary percentage of a Participant’s Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants.
	c.	☐	The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of each tier, to be determined by the Employer, of the Participant’s Elective Deferrals.
	d.	☐	The Employer will make matching contributions equal to the sum of % of the portion of the Participant’s Elective Deferrals which do not exceed % of the Participant’s Compensation or $ plus % of the portion of the Participant’s Elective Deferrals which exceed % of the Participant’s Compensation or $ , but does not exceed % of the Participant’s Compensation or $ .
	NOTE:		If c. or d. above is elected, the Plan may violate the Code Section 401(a)(4) nondiscrimination requirements if the rate of matching contributions increases as a Participant’s Elective Deferrals or Years of Service (or Periods of Service) increase.

PERIOD OF DETERMINING MATCHING CONTRIBUTIONS
Matching contributions will be determined on the following basis (and any Compensation or dollar limitation used in determining the match will be based on the applicable period):
	e.	☐	the entire Plan Year.
	f.	☒	each payroll period.
	g.	☐	all payroll periods ending within each month.
	h.	☐	all payroll periods ending with or within the Plan Year quarter.

THE MATCHING CONTRIBUTION MADE ON BEHALF OF ANY PARTICIPANT for any Plan Year will not exceed:
	i.	☒	N/A.
	j.	☐	$ .

MATCHING CONTRIBUTIONS WILL BE MADE ON BEHALF OF:
	k.	☒	all Participants.
	l.	☐	only Non-Highly Compensated Employees.

SHALL THE MATCHING CONTRIBUTIONS BE QUALIFIED MATCHING CONTRIBUTIONS?
	m.	☐	Yes. If elected, ALL matching contributions will be fully Vested and will be subject to restrictions on withdrawals. In addition, Qualified Matching Contributions may be used in either the ADP or ACP test.
	n.	☒	No.

32.	ONLY PARTICIPANTS WHO SATISFY THE FOLLOWING CONDITIONS WILL BE ELIGIBLE TO SHARE IN THE ALLOCATION OF MATCHING CONTRIBUTIONS:

REQUIREMENTS FOR PARTICIPANTS WHO ARE ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR.
	a.	☐	N/A.
	b.	☒	No service requirement.
	c.	☐	A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected).
(Could cause the Plan to violate coverage requirements under Code Section 410(b).)
	d.	☐	A Participant must complete at least (may not be more than 1,000) Hours of Service during the Plan Year. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR
(except as otherwise provided in i. through k. below).
	e.	☐	A Participant must complete more than Hours of Service (not more than 500) (or months of service (not more than three (3)) if the Elapsed Time Method is elected).
	f.	☐	A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause the Plan to violate coverage requirements under Code Section 410(b).)
	g.	☐	Participants will NOT share in such allocations, regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)
	h.	☒	Participants will share in such allocations, regardless of service.

PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following shall be eligible to share in the allocation of matching contributions regardless of the above conditions (select all that apply):
	i.	☐	Death.
	j.	☐	Total and Permanent Disability.
	k.	☐	Early or Normal Retirement.

AND, if 32.c., d., f., or g. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?
	l.	☒	No or N/A.
	m.	☐	Yes (If selected, the Plan must satisfy the ratio percentage test of Code Section 410(b).)

33.	FORMULA FOR DETERMINING EMPLOYER’S PROFIT SHARING CONTRIBUTION (Plan Section 12.1(a)(3))(d. may be selected in addition to b. or c.)
	a.	☐	N/A. No Employer Profit Sharing Contributions may be made (other than top heavy minimum contributions)
(Skip to Question 34.)
	b.	☒	Discretionary, to be determined by the Employer, not limited to current or accumulated Net Profits.
	c.	☐	Discretionary, to be determined by the Employer, out of current or accumulated Net Profits.
	d.	☐	Prevailing Wage Contribution. The Employer will make a Prevailing Wage Contribution on behalf of each Participant who performs services subject to the Service Contract Act, Davis-Bacon Act or similar Federal, State, or Municipal Prevailing Wage statutes. The Prevailing Wage Contribution shall be an amount equal to the balance of the fringe benefit payment for health and welfare for each Participant (after deducting the cost of cash differential payments for the Participant) based on the hourly contribution rate for the Participant’s employment classification, as designated on Schedule A as attached to this Adoption Agreement. Schedule A is incorporated herein by reference. Notwithstanding anything in the Plan to the contrary, the Prevailing Wage Contribution shall be fully Vested. Furthermore, the Prevailing Wage Contribution shall not be subject to any age or service requirements set forth in Question 15. nor to any service or employment conditions set forth in Question 35.

AND, if d. is selected, is the Prevailing Wage Contribution considered a Qualified Non-Elective Contribution?
			1. ☐	Yes.
			2. ☐	No.

AND, if d. is selected, shall the amounts allocated on behalf of a Participant for a Plan Year pursuant to e. or f. below be reduced (offset) by the Prevailing Wage Contribution made on behalf of such Participant for the Plan Year under this Plan?
			3. ☐	No (If selected, then the Prevailing Wage Contribution will be added to amounts allocated pursuant to e., f. or g. below.)
			4. ☐	Yes.

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

CONTRIBUTION ALLOCATIONS
If b. or c. above is selected, the Employer’s discretionary profit sharing contribution for a Plan Year will be allocated as follows:

e.	☒	GROUPING METHOD. Section 12.1(a)(3), is replaced in its entirety with the following:

For each Plan Year, the Employer may contribute to the Plan on behalf of each of the following groups of Participants such amount as shall be determined by the Employer. The Employer shall provide the Administrator with written notification of the amount of the contribution to be allocated to each group.

Group A shall consist of: Executives .

Group B shall consist of: All Others .

Group C shall consist of: .

Group D shall consist of: .

Additional Groups: .

NOTE: The groups specified above must be clearly defined in a manner that will not violate the definite predetermined allocation formula requirements.

Section 12.3 (b)(3), is replaced in its entirety with the following:

The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer’s contribution for each Plan Year. Within a reasonable period of time after the date of receipt by the Administrator of such information, the Administrator shall allocate the contribution made on behalf of each group of Participants to the Participants within such group in the same proportion that each such Participant’s Compensation bears to the total Compensation of all Participants within such group.

f.	☐	AGE WEIGHTED ALLOCATION

Section 12.3 (b)(3), is replaced in its entirety with the following:

Notwithstanding anything in the Plan to the contrary, the Employer’s contribution for the Plan Year shall be allocated to each Participant’s Account in the same proportion that each such Participant’s total points with respect to such year, bear to the total points awarded to all Participants with respect to such year. The conditional allocation provided for in the preceding sentence shall become the final allocation for the year only if it is not a Top Heavy Plan Year; or if the minimum allocation required for Top Heavy Plan Years is provided to all Non-Key Employees eligible to receive such minimum allocation. If any such Non-Key Employee does not receive the top heavy minimum allocation, then in lieu of the conditional allocation, the Employer’s contribution shall instead be allocated first to the affected Non-Key Employees in an amount equal to their conditional allocation plus any additional amount necessary to provide the top heavy minimum allocation.

The remainder of the Employer’s contribution shall then be allocated as provided under the conditional allocation method, but for this purpose, those Non-Key Employees who did not receive the top heavy minimum allocation under the initial conditional allocation shall not be considered. If under the secondary allocation provided in the preceding sentence, a Non-Key Employee who received a top heavy minimum contribution under the conditional allocation no longer receives the same, then the steps outlined in the preceding paragraph and sentence shall be repeated until such time as all affected Non-Key Employees have been allocated the top heavy minimum contribution and the remaining contribution has been allocated, at which time, the allocations for the year shall be final.

A Participant’s points with respect to any Plan Year shall be computed as follows:

		a.	Multiply the Participant’s Compensation for the Plan Year by 1%.

		b.	Multiply the product for each Participant as determined in (1) above by the product of:

			1.	the factor in Table I in Exhibit A, such factor to be determined by reference to the Participant’s Normal Retirement Age, and

			2.	the factor in Table II of Exhibit A, such factor to be determined by reference to the number of years remaining from the Participant’s attained age as of the allocation date to his Normal Retirement Age.

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

The Schedule of Age Weighted Allocation Factors is set forth in attached Exhibit A, (which is hereby incorporated by reference and made a part of the Plan) and shall be based on the following interest rate (if no selection is made, iii. shall be deemed to have been elected):
						i. ( )	7.5% interest
						ii. ( )	8.0% interest
						iii. ( )	8.5% interest
					3.	The resulting number shall be the number of points allocated to the Participant.

	g.	☐	SUPER INTEGRATED ALLOCATION. Section 12.3 (b)(3) is replaced in its entirety with the following:
The Employer’s contribution shall be allocated to each Participant’s Account in a dollar amount equal to % of each Participant’s Compensation plus % of each Participant’s Compensation in excess of $ . Furthermore, this allocation shall be considered an integrated allocation for purposes of Section 4.3(b)(2) and shall not be considered an integrated allocation for any other purposes of the Plan, including Section 4.3(f).

34.	QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 12.1(a)(4))
	NOTE:		Regardless of any election made in this Question, the Plan automatically permits Qualified Non-Elective Contributions to correct a failed ADP or ACP test.
	a.	☐	N/A. There will be no additional Qualified Non-Elective Contributions except as otherwise provided in the Plan.
	b.	☐	The Employer will make a Qualified Non-Elective Contribution equal to % of the total Compensation of those Participants eligible to share in the allocations.
	c.	☒	The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated in proportion to the Compensation of those Participants eligible to share in the allocations.
	d.	☐	The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer, to be allocated equally to all Participants eligible to share in the allocations (per capita).

AND, if b., c., or d. is selected, the Qualified Non-Elective Contributions above will be made on behalf of:
	e.	☐	all Participants.
	f.	☒	only Non-Highly Compensated Employees.

35.	REQUIREMENTS TO SHARE IN ALLOCATIONS OF EMPLOYER DISCRETIONARY PROFIT SHARING CONTRIBUTION, QUALIFIED NON-ELECTIVE CONTRIBUTIONS (other than Qualified Non-Elective Contributions under Plan Sections 12.5(c) and 12.7(g)) AND FORFEITURES
	a.	☐	N/A. Plan does not permit such contributions.
	b.	☒	Requirements for Participants who are actively employed at the end of the Plan Year.
			1.	☐	No service requirement.
			2.	☒	A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected). (Could cause the Plan to violate coverage requirements under Code Section 410(b).)
			3.	☐	A Participant must complete at least (may not be more than 1,000) Hours of Service during the Plan Year. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)

REQUIREMENTS FOR PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR (except as otherwise provided in g. through i. below).
	c.	☐	A Participant must complete more than Hours of Service (not more than 500) (or months of service (not more than three (3)) if the Elapsed Time Method is elected).
	d.	☐	A Participant must complete a Year of Service (or Period of Service if the Elapsed Time Method is elected).
(Could cause the Plan to violate coverage requirements under Code Section 410(b).)
	e.	☒	Participants will NOT share in such allocations, regardless of service. (Could cause the Plan to violate coverage requirements under Code Section 410(b).)
	f.	☐	Participants will share in such allocations, regardless of service.

PARTICIPANTS WHO ARE NOT ACTIVELY EMPLOYED AT THE END OF THE PLAN YEAR due to the following will be eligible to share in the allocations regardless of the above conditions (select all that apply):
	g.	☐	Death.
	h.	☐	Total and Permanent Disability.
	i.	☐	Early or Normal Retirement.

AND, if 35.b.2, b.3, d. or e. is selected, shall the 410(b) ratio percentage fail safe provisions apply (Plan Section 12.3(f))?
	j.	☐	No or N/A.
	k.	☒	Yes (If selected, the Plan must satisfy the ratio percentage test of Code Section 410(b)).

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

36.	FORFEITURES (Plan Sections 1.27 and 4.3(e))
Except as provided in Plan Section 1.27, a Forfeiture will occur (if no election is made, a. will apply):
	a.	☒	as of the earlier of (1) the last day of the Plan Year in which the Former Participant incurs five (5) consecutive 1-Year Breaks in Service, or (2) the distribution of the entire Vested portion of the Participant’s Account.
	b.	☐	as of the last day of the Plan Year in which the Former Participant incurs five (5) consecutive 1-Year Breaks in Service.

Will Forfeitures first be used to pay any administrative expenses?
	c.	☒	Yes.
	d.	☐	No.

AND, EXCEPT as otherwise provided below with respect to Forfeitures attributable to matching contributions, any remaining Forfeitures will be…
	e.	☒	added to any Employer discretionary contribution.
	f.	☐	added to any Employer matching contribution and allocated as an additional matching contribution.

FORFEITURES OF MATCHING CONTRIBUTIONS WILL BE…
	g.	☐	N/A. Same as above or no matching contributions.
	h.	☒	used to reduce the Employer’s matching contribution.
	i.	☐	added to any Employer matching contribution and allocated as an additional matching contribution.
	j.	☐	added to any Employer discretionary profit sharing contribution.
	k.	☐	allocated to all Participants eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant’s Compensation for the year.
	l.	☐	allocated to all Non-Highly Compensated Employees eligible to share in the matching allocations (regardless of whether a Participant elected any salary reductions) in proportion to each such Participant’s Compensation for the year.

37.	ALLOCATIONS OF EARNINGS (Plan Section 4.3(c))
Allocations of earnings with respect to amounts which are not subject to Participant directed investments and which are contributed to the Plan after the previous Valuation Date will be determined…
	a.	☒	N/A. All assets in the Plan are subject to Participant investment direction.
	b.	☐	by using a weighted average based on the amount of time that has passed between the date a contribution or distribution was made and the date of the prior Valuation Date.
	c.	☐	by treating one-half of all such contributions as being a part of the Participant’s nonsegregated account balance as of the previous Valuation Date.
	d.	☐	by using the method specified in Plan Section 4.3(c) (balance forward method).
	e.	☐	other:
(must be a definite predetermined formula that is not based on Compensation and that satisfies the nondiscrimination requirements of Regulation 1.401(a)(4)-4 and is applied uniformly to all Participants).

38.	LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)
If any Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:
	a.	☒	N/A. The Employer does not maintain another qualified defined contribution plan.
	b.	☐	The provisions of Plan Section 4.4(b) will apply as if the other plan were a Master or Prototype Plan.
	c.	☐	Specify the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion:

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

DISTRIBUTIONS

39.	FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
Distributions under the Plan may be made in (select all that apply)…
	a.	☒	lump-sums.
	b.	☐	substantially equal installments.
	c.	☐	partial withdrawals provided the minimum withdrawal is $ .

AND, pursuant to Plan Section 6.12,
	d.	☒	no annuities are allowed (Plan Section 6.12(b) will apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will not apply to the Plan).

AND, if this is an amendment that is eliminating annuities, then an annuity form of payment is not available with respect to distributions that have an Annuity Starting Date beginning on or after:
			1.	☒	N/A
			2.	☐	(may not be a retroactive date), except that regardless of the date entered, the amendment will not be effective prior to the time set forth in Plan Section 8.1(e).

	e.	☐	annuities are allowed as the normal form of distribution (Plan Section 6.12 will not apply and the joint and survivor rules of Code Sections 401(a)(11) and 417 will automatically apply). If elected, the Pre-Retirement Survivor Annuity (minimum spouse’s death benefit) will be equal to:
			1.	☐	100% of Participant’s interest in the Plan.
			2.	☐	50% of Participant’s interest in the Plan.
			3.	☐	% (may not be less than 50%) of a Participant’s interest in the Plan.

AND, the normal form of the Qualified Joint and Survivor Annuity will be a joint and 50% survivor annuity unless otherwise elected below:
			4.	☐	N/A.
			5.	☐	Joint and 100% survivor annuity.
			6.	☐	Joint and 75% survivor annuity.
			7.	☐	Joint and 66 2/3% survivor annuity.

	NOTE:		If only a portion of the Plan assets may be distributed in an annuity form of payment, then select d. AND e. and the assets subject to the joint and survivor annuity provisions will be those assets attributable to (specify): (e.g., the money purchase pension plan that was merged into this Plan).

AND, distributions may be made in…
	f.	☐	cash only (except for insurance or annuity contracts).
	g.	☒	cash or property.

40.	CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION OF EMPLOYMENT
Distributions upon termination of employment pursuant to Plan Section 6.4(a) of the Plan will not be made unless the following conditions have been satisfied:
	a.	☐	No distributions may be made until a Participant has reached Early or Normal Retirement Date.
	b.	☒	Distributions may be made as soon as administratively feasible at the Participant’s election.
	c.	☐	The Participant has incurred 1-Year Break(s) in Service (or Period(s) of Severance if the Elapsed Time Method is elected).
	d.	☐	Distributions may be made at the Participant’s election as soon as administratively feasible after the Plan Year coincident with or next following termination of employment.
	e.	☐	Distributions may be made at the Participant’s election as soon as administratively feasible after the Plan Year quarter coincident with or next following termination of employment.
	f.	☐	Distributions may be made at the Participant’s election as soon as administratively feasible after the Valuation Date coincident with or next following termination of employment.
	g.	☐	Distributions may be made at the Participant’s election as soon as administratively feasible months following termination of employment.

	h.	☐	Other:

(must be objective conditions which are ascertainable and are not subject to Employer discretion except as otherwise permitted in Regulation 1.411(d)-4 and may not exceed the limits of Code Section 401(a)(14) as set forth in Plan Section 6.7).

41.	INVOLUNTARY DISTRIBUTIONS
Will involuntary distributions of amounts less than $5,000 be made in accordance with the provisions of Sections 6.4, 6.5 and 6.6?
	a.	☒	Yes
	b.	☐	No

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

42.	MINIMUM DISTRIBUTION TRANSITIONAL RULES (Plan Section 6.5(e))
	NOTE:		This Section does not apply to (1) a new Plan or (2) an amendment or restatement of an existing Plan that never contained the provisions of Code Section 401(a)(9) as in effect prior to the amendments made by the Small Business Job Protection Act of 1996 (SBJPA).
The “required beginning date” for a Participant who is not a “five percent (5%) owner” is:
	a.	☒	N/A. (This is a new Plan or this Plan has never included the pre-SBJPA provisions.)
	b.	☐	April 1st of the calendar year following the year in which the Participant attains age 70 1/2. (The pre-SBJPA rules will continue to apply.)
	c.	☐	April 1st of the calendar year following the later of the year in which the Participant attains age 70 1/2 or retires (the post-SBJPA rules), with the following exceptions (select one or both and if no election is made, both will apply effective as of January 1, 1996):
			1.	☐	A Participant who was already receiving required minimum distributions under the pre-SBJPA rules as of (not earlier than January 1, 1996) may elect to stop receiving distributions and have them recommence in accordance with the post-SBJPA rules. Upon the recommencement of distributions, if the Plan permits annuities as a form of distribution then the following will apply:
					a.	☐	N/A. Annuity distributions are not permitted.
					b.	☐	Upon the recommencement of distributions, the original Annuity Starting Date will be retained.
					c.	☐	Upon the recommencement of distributions, a new Annuity Starting Date is created.
			2.	☐	A Participant who had not begun receiving required minimum distributions as of (not earlier than January 1, 1996) may elect to defer commencement of distributions until retirement. The option to defer the commencement of distributions (i.e., to elect to receive in-service distributions upon attainment of age 70 1/2) will apply to all such Participants unless the option below is elected:
					a.	☐	N/A.
					b.	☐	The in-service distribution option is eliminated with respect to Participants who attain age 70 1/2 in or after the calendar year that begins after the later of (1) December 31, 1998, or (2) the adoption date of the amendment and restatement to bring the Plan into compliance with SBJPA. (This option may only be elected if the amendment to eliminate the in- service distribution is adopted no later than the last day of the remedial amendment period that applies to the Plan for changes under SBJPA.)

43.	DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h))
Distributions upon the death of a Participant prior to receiving any benefits shall
	a.	☒	be made pursuant to the election of the Participant or beneficiary.
	b.	☐	begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant’s spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2.
	c.	☐	be made within 5 (or if lesser ) years of death for all beneficiaries.
	d.	☐	be made within 5 (or if lesser ) years of death for all beneficiaries, except that if the beneficiary is the Participant’s spouse, begin prior to December 31st of the year in which the Participant would have attained age 70 1/2 and be payable over the life (or over a period not exceeding the life expectancy) of such surviving spouse.

44.	HARDSHIP DISTRIBUTIONS (Plan Sections 6.11 and/or 12.9)
	a.	☐	No hardship distributions are permitted.
	b.	☒	Hardship distributions are permitted from the following accounts (select all that apply):
			1.	☐	All accounts.
			2.	☒	Participant’s Elective Deferral Account.
			3.	☒	Participant’s Account attributable to Employer matching contributions.
			4.	☐	Participant’s Account attributable to Employer profit sharing contributions.
			5.	☒	Participant’s Rollover Account.
			6.	☐	Participant’s Transfer Account.
			7.	☐	Participant’s Voluntary Contribution Account.
	NOTE:		Distributions from a Participant’s Elective Deferral Account are limited to the portion of such account attributable to such Participant’s Elective Deferrals (and earnings attributable thereto up to December 31, 1988). Hardship distributions are not permitted from a Participant’s Qualified Non-Elective Account (including any 401(k) Safe Harbor Contributions) or Qualified Matching Contribution Account.

AND, shall the safe harbor hardship rules of Plan Section 12.9 apply to distributions made from all accounts? (Note: The safe harbor hardship rules automatically apply to hardship distributions of Elective Deferrals.)
	c.	☐	No or N/A. The provisions of Plan Section 6.11 apply to hardship distributions from all accounts other than a Participant’s Elective Deferral Account.
	d.	☒	Yes. The provisions of Plan Section 12.9 apply to all hardship distributions.

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

AND, are distributions restricted to those accounts in which a Participant is fully Vested?
	e.	☒	Yes, distributions may only be made from accounts which are fully Vested.
	f.	☐	No. (If elected, the fraction at Plan Section 6.5(h) shall apply in determining vesting of the portion of the account balance not withdrawn).

AND, the minimum hardship distribution shall be…
	g.	☒	N/A. There is no minimum.
	h.	☐	$ (may not exceed $1,000).

45.	IN-SERVICE DISTRIBUTIONS (Plan Section 6.10)
	a.	☐	In-service distributions may not be made (except as otherwise elected for Hardship Distributions).
	b.	☒	In-service distributions may be made to a Participant who has not separated from service provided any of the following conditions have been satisfied (select all that apply):
			1. ☒	the Participant has attained age 59 1/2 .
			2. ☐	the Participant has reached Normal Retirement Age.
			3. ☐	the Participant has been a Participant in the Plan for at least years (may not be less than five (5)).
			4. ☐	the amounts being distributed have accumulated in the Plan for at least two (2) years.

AND, in-service distributions are permitted from the following accounts (select all that apply):
	c.	☒	All accounts.
	d.	☐	Participant’s Elective Deferral Account.
	e.	☐	Qualified Matching Contribution Account and portion of Participant’s Account attributable to Employer matching contributions.
	f.	☐	Participant’s Account attributable to Employer profit sharing contributions.
	g.	☐	Qualified Non-Elective Contribution Account.
	h.	☐	Participant’s Rollover Account.
	i.	☐	Participant’s Transfer Account.
	j.	☐	Participant’s Voluntary Contribution Account.
	NOTE:		Distributions from a Participant’s Elective Deferral Account, Qualified Matching Contribution Account and Qualified Non-Elective Account (including 401(k) Safe Harbor Contributions) are subject to restrictions and generally may not be distributed prior to age 59 1/2 .

AND, are distributions restricted to those accounts in which a Participant is fully Vested?
	k.	☒	Yes, distributions may only be made from accounts which are fully Vested.
	l.	☐	No. (If elected, the fraction at Plan Section 6.5(h) will apply in determining vesting of the portion of the account balance not withdrawn.)

AND, the minimum distribution shall be…
	m.	☒	N/A. There is no minimum.
	n.	☐	$ (may not exceed $1,000).

NONDISCRIMINATION TESTING

46.	HIGHLY COMPENSATED EMPLOYEE (Plan Section 1.31)
	NOTE:		If this is a GUST restatement, complete the questions in this Section retroactively to the first Plan Year beginning after 1996.

Top-Paid Group Election. Will the top-paid group election be made? (The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made.)
	a.	☐	Yes, for the Plan Year beginning in: .
	b.	☒	No, for the Plan Year beginning in: 2006 .

Calendar Year Data Election. Will the calendar year data election be used?
(The election made below for the latest year will continue to apply to subsequent Plan Years unless a different election is made.)
	c.	☐	Yes, for the Plan Year beginning in: .
	d.	☒	No, for the Plan Year beginning in: 2006 .

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

47.	ADP AND ACP TESTS (Plan Sections 12.4 and 12.6). The ADP ratio and ACP ratio for Non-Highly Compensated Employees will be based on the following. The election made below for the latest year will continue to apply to subsequent Plan Years unless the Plan is amended to a different election.
	a.	☐	N/A. This Plan satisfies the ADP Test Safe Harbor rules and there are no contributions subject to an ACP test or for all Plan Years beginning in or after the Effective Date of the Plan or, in the case of an amendment and restatement, for all Plan Years to which the amendment and restatement relates.
	b.	☐	PRIOR YEAR TESTING: The prior year ratio will be used for the Plan Year beginning in . (Note: If this election is made for the first year the Code Section 401(k) or 401(m) feature is added to this Plan (unless this Plan is a successor plan), the amount taken into account as the ADP and ACP of Non-Highly Compensated Employees for the preceding Plan Year will be 3%.)
	c.	☒	CURRENT YEAR TESTING: The current year ratio will be used for the Plan Year beginning in 2006 .
	NOTE:		In any Plan Year where the ADP Test Safe Harbor is being used but not the ACP Test Safe Harbor, then c. above must be used if an ACP test applies for such Plan Year.
	NOTE:		If prior year testing is being used, then corrective contributions (e.g., QNECs) may not be made to pass a failed ADP or ACP test.

TOP HEAVY REQUIREMENTS

48.	TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits: (If b., c., d. or e. is elected, f. must be completed.)
	a.	☒	N/A. The Employer does not maintain a Defined Benefit Plan. (Go to next Question)
	b.	☐	The full top heavy minimum will be provided in each plan (if selected, Plan Section 4.3(i) shall not apply).
	c.	☐	5% defined contribution minimum.
	d.	☐	2% defined benefit minimum.
	e.	☐	Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions:

	NOTE:		If c., d., or e. is selected and the Defined Benefit Plan and this Plan do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

AND, the “Present Value of Accrued Benefit” (Plan Section 9.2) for Top Heavy purposes shall be based on…
	f.	☐	Interest Rate:
Mortality Table:

49.	TOP HEAVY DUPLICATIONS (Plan Section 4.3(f)): When a Non-Key Employee is a Participant in this Plan and another defined contribution plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits:
	a.	☒	N/A. The Employer does not maintain another qualified defined contribution plan.
	b.	☐	The full top heavy minimum will be provided in each plan.
	c.	☐	A minimum, non-integrated contribution of 3% of each Non-Key Employee’s 415 Compensation shall be provided in the Money Purchase Plan (or other plan subject to Code Section 412).
	d.	☐	Specify the method under which the Plans will provide top heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415:

	NOTE:		If c. or d. is selected and both plans do not benefit the same Participants, the uniformity requirement of the Section 401(a)(4) Regulations may be violated.

MISCELLANEOUS

50.	LOANS TO PARTICIPANTS (Plan Section 7.6)
	a.	☐	Loans are not permitted.
	b.	☒	Loans are permitted.

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

IF loans are permitted (select all that apply)…
	c.	☒	loans will be treated as a Participant directed investment.
	d.	☐	loans will only be made for hardship or financial necessity.
	e.	☒	the minimum loan will be $ 1,000 (may not exceed $1,000).
	f.	☒	a Participant may only have 2 (e.g., one (1)) loan(s) outstanding at any time.
	g.	☒	all outstanding loan balances will become due and payable in their entirety upon the occurrence of a distributable event (other than satisfaction of the conditions for an in-service distribution).
	h.	☒	loans will only be permitted from the following accounts (select all that apply):
			1.	☒	All accounts.
			2.	☐	Participant’s Elective Deferral Account.
			3.	☐	Qualified Matching Contribution Account and/or portion of Participant’s Account attributable to Employer matching contributions.
			4.	☐	Participant’s Account attributable to Employer profit sharing contributions.
			5.	☐	Qualified Non-Elective Contribution Account.
			6.	☐	Participant’s Rollover Account.
			7.	☐	Participant’s Transfer Account.
			8.	☐	Participant’s Voluntary Contribution Account.
	NOTE:		Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.6.

51.	DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.10)
	a.	☐	Participant directed investments are not permitted.
	b.	☒	Participant directed investments are permitted for the following accounts (select all that apply):
			1.	☒	All accounts.
			2.	☐	Participant’s Elective Deferral Account.
			3.	☐	Qualified Matching Contribution Account and/or portion of Participant’s Account attributable to Employer matching contributions.
			4.	☐	Participant’s Profit Sharing Account.
			5.	☐	Qualified Non-Elective Contribution Account.
			6.	☐	Participant’s Rollover Account.
			7.	☐	Participant’s Transfer Account.
			8.	☐	Participant’s Voluntary Contribution Account.

AND, is it intended that the Plan comply with Act Section 404(c) with respect to the accounts subject to Participant investment direction?
	c.	☐	No.
	d.	☒	Yes

AND, will voting rights on directed investments be passed through to Participants?
	e.	☐	No. Employer stock is not an alternative OR Plan is not intended to comply with Act Section 404(c).
	f.	☒	Yes, for Employer stock only.
	g.	☐	Yes, for all investments.

52.	ROLLOVERS (Plan Section 4.6)
	a.	☐	Rollovers will not be accepted by this Plan.
	b.	☒	Rollovers will be accepted by this Plan.

AND, if b. is elected, rollovers may be accepted…
	c.	☐	from any Eligible Employee, even if not a Participant.
	d.	☒	from Participants only.

AND, distributions from a Participant’s Rollover Account may be made…
	e.	☐	at any time.
	f.	☒	only when the Participant is otherwise entitled to a distribution under the Plan.

53.	AFTER-TAX VOLUNTARY EMPLOYEE CONTRIBUTIONS (Plan Section 4.8)
	a.	☒	After-tax voluntary Employee contributions will not be allowed.
	b.	☐	After-tax voluntary Employee contributions will be allowed.

54.	LIFE INSURANCE (Plan Section 7.5)
	a.	☒	Life insurance may not be purchased.
	b.	☐	Life insurance may be purchased at the option of the Administrator.
	c.	☐	Life insurance may be purchased at the option of the Participant.

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

AND, if b. or c. is elected, the purchase of initial or additional life insurance will be subject to the following limitations
(select all that apply):
d.	☐	N/A, no limitations.
e.	☐	each initial Contract will have a minimum face amount of $ .
f.	☐	each additional Contract will have a minimum face amount of $ .
g.	☐	the Participant has completed Years of Service (or Periods of Service).
h.	☐	the Participant has completed Years of Service (or Periods of Service) while a Participant in the Plan.
i.	☐	the Participant is under age on the Contract issue date.
j.	☐	the maximum amount of all Contracts on behalf of a Participant may not exceed $ .
k.	☐	the maximum face amount of any life insurance Contract will be $ .

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

This Adoption Agreement and the basic Plan document shall together be known as Volume Submitter Cross-Tested 401(k) Profit Sharing Plan and Trust (Letter Serial Number VS322850).

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

The Employer and Trustee hereby cause this Plan to be executed on                                                                                  .

EMPLOYER:

By:
Bank of Florida Corporation

☐ The signature of the Trustee appears on a separate trust agreement attached to the Plan,

OR

TRUSTEE

TRUSTEE

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

EXHIBIT A

Age Weighted Allocation Factors

Assumptions: 7.5% interest, UP84 mortality

Table I - normal retirement age

Age		Age

55	124.24	68	93.89
56	122.23	69	91.31
57	120.15	70	88.70
58	118.01	71	86.04
59	115.81	72	83.35
60	113.55	73	80.64
61	111.23	74	77.91
62	108.86	75	75.18
63	106.44	76	72.45
64	103.98	77	69.75
65	101.49	78	67.07
66	98.97	79	64.42
67	96.44	80	61.78

Table II - number of years prior to normal retirement age

Years prior to NRA	Factor	Years prior to NRA	Factor

45	0.038603	21	0.218989
44	0.041498	20	0.235413
43	0.044610	19	0.253069
42	0.047956	18	0.272049
41	0.051553	17	0.292453
40	0.055419	16	0.314387
39	0.059576	15	0.337966
38	0.064044	14	0.363313
37	0.068847	13	0.390562
36	0.074011	12	0.419854
35	0.079562	11	0.451343
34	0.085529	10	0.485194
33	0.091943	9	0.521583
32	0.098839	8	0.560702
31	0.106252	7	0.602755
30	0.114221	6	0.647961
29	0.122787	5	0.696558
28	0.131997	4	0.748800
27	0.141896	3	0.804960
26	0.152538	2	0.865333
25	0.163979	1	0.930233
24	0.176277	0	1.000000
23	0.189498	past NRA	1.000000
22	0.203710

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

EXHIBIT A

Age Weighted Allocation Factors

Assumptions: 8.0% interest, UP84 mortality

Table I - normal retirement age

Age		Age

55	119.46	68	91.21
56	117.61	69	88.78
57	115.70	70	86.30
58	113.72	71	83.79
59	111.69	72	81.24
60	109.59	73	78.66
61	107.44	74	76.06
62	105.23	75	73.45
63	102.98	76	70.85
64	100.68	77	68.26
65	98.35	78	65.70
66	95.98	79	63.14
67	93.60	80	60.61

Table II - number of years prior to normal retirement age

Years prior to NRA	Factor	Years prior to NRA	Factor

45	0.031328	21	0.198656
44	0.033834	20	0.214548
43	0.036541	19	0.231712
42	0.039464	18	0.250249
41	0.042621	17	0.270269
40	0.046031	16	0.291890
39	0.049713	15	0.315242
38	0.053690	14	0.340461
37	0.057986	13	0.367698
36	0.062624	12	0.397114
35	0.067634	11	0.428883
34	0.073045	10	0.463193
33	0.078889	9	0.500249
32	0.085200	8	0.540269
31	0.092016	7	0.583490
30	0.099377	6	0.630169
29	0.107327	5	0.680583
28	0.115914	4	0.735030
27	0.125187	3	0.793832
26	0.135202	2	0.857339
25	0.146018	1	0.925926
24	0.157699	0	1.000000
23	0.170315	past NRA	1.000000
22	0.183940

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

Cross-Tested 401(k) Profit Sharing Plan

EXHIBIT A

Age Weighted Allocation Factors

Assumptions: 8.5% interest, UP84 mortality

Table I - normal retirement age

Age		Age

55	115.01	68	88.66
56	113.31	69	86.37
57	111.54	70	84.03
58	109.71	71	81.65
59	107.83	72	79.22
60	105.89	73	76.77
61	103.88	74	74.29
62	101.83	75	71.80
63	99.72	76	69.31
64	97.57	77	66.83
65	95.38	78	64.37
66	93.16	79	61.92
67	90.92	80	59.48

Table II - number of years prior to normal retirement age

Years prior to NRA	Factor	Years prior to NRA	Factor

45	0.025448	21	0.180291
44	0.027612	20	0.195616
43	0.029959	19	0.212244
42	0.032505	18	0.230284
41	0.035268	17	0.249859
40	0.038266	16	0.271097
39	0.041518	15	0.294140
38	0.045047	14	0.319142
37	0.048876	13	0.346269
36	0.053031	12	0.375702
35	0.057539	11	0.407636
34	0.062429	10	0.442285
33	0.067736	9	0.479880
32	0.073493	8	0.520669
31	0.079740	7	0.564926
30	0.086518	6	0.612945
29	0.093872	5	0.665045
28	0.101851	4	0.721574
27	0.110509	3	0.782908
26	0.119902	2	0.849455
25	0.130094	1	0.921659
24	0.141152	0	1.000000
23	0.153150	past NRA	1.000000
22	0.166167

© 2002 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

EGTRRA

AMENDMENT TO THE

BANK OF FLORIDA CORPORATION EMPLOYEES’ SAVINGS &

PROFIT SHARING PLAN

EGTRRA—Employer

ARTICLE I

PREAMBLE

1.1	Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE II

ADOPTION AGREEMENT ELECTIONS

The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

Unless the employer elects otherwise in this Article II, the following defaults apply:

1)      The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).

2)      Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs. This is applied to all participants regardless of when the distributable event occurred.

3)      The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.

4)      Catch-up contributions will be allowed.

2.1	Vesting Schedule for Matching Contributions

If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service	Nonforfeitable percentage

2	20%
3	40%
4	60%
5	80%
6	100%

If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

In lieu of the above vesting schedule, the employer elects the following schedule:

a.	☐	3 year cliff (a participant’s accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant’s completion of three years of vesting service).
b.	☐	6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).
c.	☒	Other (must be at least as liberal as a. or the b. above):

Years of vesting service	Nonforfeitable percentage

________	%
________	%
________	%
________	%
________	%

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EGTRRA—Employer

The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.
	d.	☐	The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2

Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only).

If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.

	a.	☒	Rollover contributions will not be excluded.
	b.	☐	Rollover contributions will be excluded only with respect to distributions made after . (Enter a date no earlier than December 31, 2001.)
	c.	☐	Rollover contributions will only be excluded with respect to participants who separated from service after . (Enter a date. The date may be earlier than December 31, 2001.)

2.3	Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.
		☐	With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions (Article VI) unless the option below is elected.
		☐	The plan does not permit catch-up contributions to be made.

ARTICLE III
VESTING OF MATCHING CONTRIBUTIONS

3.1	Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2	Vesting schedule. A participant’s accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

ARTICLE IV
INVOLUNTARY CASH-OUTS

4.1	Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2	Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.

ARTICLE V
HARDSHIP DISTRIBUTIONS

5.1	Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

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5.2	Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

ARTICLE VI
CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

ARTICLE VII
INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

ARTICLE VIII
PLAN LOANS

Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

ARTICLE IX
LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1	Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2	Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of:

	a.	$40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

	b.	100 percent of the participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

ARTICLE X
MODIFICATION OF TOP-HEAVY RULES

10.1	Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2	Determination of top-heavy status.

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10.2.1	Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2	Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

	a.	Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

	b.	Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3	Minimum benefits.

10.3.1	Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2	Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

ARTICLE XI
DIRECT ROLLOVERS

11.1	Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2	Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3	Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4	Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

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ARTICLE XII
ROLLOVERS FROM OTHER PLANS

Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

ARTICLE XIII
REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

ARTICLE XIV
ELECTIVE DEFERRALS

14.1	Elective Deferrals - Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2	Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

ARTICLE XV
SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

ARTICLE XVI
DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1	Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2	New distributable event. A participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

This amendment has been executed this                      day of                                         ,             .

Name of Plan: Bank of Florida Corporation 401(k) Plan

Name of Employer: Bank of Florida Corporation

By:
EMPLOYER

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POST-EGTRRA

AMENDMENT TO THE

BANK OF FLORIDA CORPORATION EMPLOYEES’ SAVINGS &

PROFIT SHARING PLAN

POST-EGTRRA - Employer

ARTICLE I

PREAMBLE

1.1	Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), the Job Creation and Worker Assistance Act of 2002, IRS Regulations issued pursuant to IRC §401(a)(9), and other IRS guidance. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE II

ADOPTION AGREEMENT ELECTIONS

The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

Unless the employer elects otherwise in this Article II, the following defaults apply:

1.	If catch-up contributions are permitted, then the catch-up contributions are treated like any other elective deferrals for purposes of determining matching contributions under the plan.

2.	For plans subject to the qualified joint and survivor annuity rules, rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

3.	The minimum distribution requirements are effective for distribution calendar years beginning with the 2002 calendar year. In addition, participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in the plan applies to distributions after the death of a participant who has a designated beneficiary.

4.	Amounts that are “deemed 125 compensation” are not included in the definition of compensation.

2.1	Exclusion of Rollovers in Application of Involuntary Cash-out Provisions. If the plan is subject to the joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of a participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.
a. ☒	Rollover contributions will not be excluded.
b. ☐	Rollover contributions will be excluded only with respect to distributions made after

(Enter a date no earlier than December 31, 2001).

c. ☐	Rollover contributions will only be excluded with respect to participants who separated from service after . (Enter a date. The date may be earlier than December 31, 2001.)

2.2	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions effective for calendar years beginning after December 31, 2001, (Article V) unless otherwise elected below.
a. ☐	The plan does not permit catch-up contributions to be made.
b. ☐	Catch-up contributions are permitted effective as of: (enter a date no earlier than January 1, 2002).

And, catch-up contributions will be taken into account in applying any matching contribution under the Plan unless otherwise elected below.

c. ☐	Catch-up contributions will not be taken into account in applying any matching contribution under the Plan.

2.3	Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.

a.	Effective date. Unless a later effective date is specified below, the provisions of Article VI of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

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☒	This amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after (leave blank if this amendment does not apply to any minimum distributions for the 2002 distribution calendar year).

b.	Election to not permit Participants or Beneficiaries to Elect 5-Year Rule.

Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 6.2.2 and 6.4.2 of this amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 6.2.2 of this amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 6.2.2 and 6.4.2 of this amendment and, if applicable, the elections in Section 2.3.c of this amendment below.

☐	The provision set forth above in this Section 2.3.b shall not apply. Rather, Sections 6.2.2 and 6.4.2 of this amendment shall apply except as elected in Section 2.3.c of this amendment below.

c.	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

☐	If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

If the above is elected, then this election will apply to:

1.	☐	All distributions.

2.	☐	The following distributions: .

d.	Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

☐	A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003, or the end of the 5-year period.

2.4	Deemed 125 Compensation. Article VII of this amendment shall not apply unless otherwise elected below.

☐	Article VII of this amendment (Deemed 125 Compensation) shall apply effective as of Plan Years and Limitation Years beginning on or after (insert the later of January 1, 1998, or the first day of the first plan year the Plan used this definition).

ARTICLE III

INVOLUNTARY CASH-OUTS

3.1	Applicability and effective date. If the plan is subject to the qualified joint and survivor annuity rules and provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.1 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

3.2	Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.

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ARTICLE IV

HARDSHIP DISTRIBUTIONS

Reduction of Section 402(g) of the Code following hardship distribution. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then effective as of the date the elective deferral suspension period is reduced from 12 months to 6 months pursuant to EGTRRA, there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Section 402(g) of the Code solely because of a hardship distribution made by this plan or any other plan of the Employer.

ARTICLE V

CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.2 of this amendment, effective for calendar years beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

If elected in Section 2.2, catch-up contributions shall not be treated as elective deferrals for purposes of applying any Employer matching contributions under the plan.

ARTICLE VI

REQUIRED MINIMUM DISTRIBUTIONS

6.1	GENERAL RULES

6.1.1	Effective Date. Unless a later effective date is specified in Section 2.3.a of this amendment, the provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

6.1.2	Coordination with Minimum Distribution Requirements Previously in Effect. If the effective date of this amendment is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

6.1.3	Precedence. The requirements of this amendment will take precedence over any inconsistent provisions of the Plan.

6.1.4	Requirements of Treasury Regulations Incorporated. All distributions required under this amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

6.1.5	TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

6.2	TIME AND MANNER OF DISTRIBUTION

6.2.1	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

6.2.2	Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

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(b) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, except as provided in Section 2.3 of this amendment, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.2.2, other than Section 6.2.2(a), will apply as if the surviving spouse were the Participant.

For purposes of this Section 6.2.2 and Section 2.3, unless Section 6.2.2(d) applies, distributions are considered to begin on the Participant’s required beginning date. If Section 6.2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6.2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

6.2.3	Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.3 and 6.4 of this amendment. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

6.3	REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT’S LIFETIME

6.3.1	Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a) the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(b) if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

6.3.2	Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 6.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

6.4	REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT’S DEATH

6.4.1	Death On or After Date Distributions Begin.

(a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:

(1) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(2) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.

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POST-EGTRRA - Employer

(3) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.

(b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

6.4.2	Death Before Date Distributions Begin.

(a) Participant Survived by Designated Beneficiary. Except as provided in Section 2.3, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 6.4.1.

(b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.2.2(a), this Section 6.4.2 will apply as if the surviving spouse were the Participant.

6.5	DEFINITIONS

6.5.1	Designated beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

6.5.2	Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

6.5.3	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

6.5.4	Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

6.5.5	Required beginning date. The date specified in the Plan when distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.

© 2003 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

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POST-EGTRRA - Employer

ARTICLE VII

DEEMED 125 COMPENSATION

If elected, this Article shall apply as of the effective date specified in Section 2.4 of this amendment. For purposes of any definition of compensation under this Plan that includes a reference to amounts under Section 125 of the Code, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

This amendment has been executed this      day of                     ,         .

Name of Plan:	Bank of Florida Corporation 401(k) Plan

Name of Employer:	Bank of Florida Corporation

By:
EMPLOYER

© 2003 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

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Employer - lower cash-out threshold

MANDATORY DISTRIBUTION AMENDMENT

(Code Section 401(a)(31)(B))

ARTICLE I

APPLICATION OF AMENDMENT

1.1	Effective Date. Unless a later effective date is specified in Article III of this Amendment, the provisions of this Amendment will apply with respect to distributions made on or after March 28, 2005.

1.2	Precedence. This Amendment supersedes any inconsistent provision of the Plan.

ARTICLE II

DEFAULT PROVISION: LOWER MANDATORY CASH-OUT

THRESHOLD TO $1,000

Unless the Employer otherwise elects in Article III of this Amendment, the provisions of the Plan for the mandatory distribution of amounts not exceeding $5,000, are amended as follows:

The $5,000 threshold in such provisions is reduced to $1,000 and the value of the Participant’s interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

ARTICLE III

EMPLOYER’S ALTERNATIVE ELECTIONS

3.1 ☐	Effective Date of Plan Amendment

This Amendment applies with respect to distributions made on or after          (may be a date later than March 28, 2005, only if the terms of the Plan already comply with Code Section 401(a)(31)(B)).

3.2 ☐	Election to implement automatic IRA rollover rules

a. ☐	IRA rollover of amounts over $1,000. In lieu of the default provision in Article II of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

In the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

b. ☐	IRA rollover of amounts over and under $1,000. In lieu of the default provision in Article II of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

In the event of a mandatory distribution that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

3.3 ☐	Election to modify mandatory distribution threshold (may not be elected if 3.2 above is elected)

In lieu of the default provision in Article II of this Amendment, the provisions of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, are modified as follows:

a. ☐	No mandatory distributions. Participant consent to the distribution shall now be required before the distribution may be made.

b. ☐	Reduction of threshold to amount less than $1,000. The $5,000 dollar threshold in such provisions is reduced to $ (enter an amount less than $1,000) and the value of the Participant’s interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

© 2005 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

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Employer - lower cash-out threshold

This amendment has been executed this      day of                     ,         .

Name of Plan:	Bank of Florida Corporation 401(k) Plan

Name of Employer:	Bank of Florida Corporation

By:
EMPLOYER

© 2005 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

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ROTH Amendment

ROTH 401(k) AMENDMENT

ARTICLE I

PREAMBLE

1.1	Adoption and effective date of amendment. This amendment of the Plan is adopted to reflect Code Section 402A, as enacted by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of Code Section 402A and guidance issued thereunder, and this amendment shall be interpreted in a manner consistent with such guidance. This amendment shall be effective as of the date selected below.

1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE II

ADOPTION AGREEMENT ELECTIONS

2.1	Effective Date. Roth Elective Deferrals are permitted under the Plan as of September 1, 2006 (Enter a date no earlier than January 1, 2006).

2.2	Hardship Distributions. If the Plan permits hardship distributions of Elective Deferrals, may a Participant receive a hardship distribution of Roth Elective Deferrals?

a. ☐	N/A. The Plan does not permit hardship distributions of Elective Deferrals.
b. ☒	No, Roth Elective Deferrals may not be withdrawn for a hardship.
c. ☐	Yes, Roth Elective Deferrals may be withdrawn for a hardship subject to the same conditions that apply to Pre-tax Elective Deferrals.

2.3	In-Service Distributions. If the Plan permits in-service distributions, other than hardship distributions, may a Participant receive an in-service distribution of the Participant’s Roth Elective Deferral account?

a. ☐	N/A. The Plan does not permit in-service distributions (other than hardship distributions, if otherwise permitted).
b. ☒	No, the Roth Elective Deferral account may not be withdrawn as part of an in-service distribution.
c. ☐	Yes, a Participant may receive an in-service distribution from the Roth Elective Deferral account subject to the following conditions (select only one):

1. ☐	The distribution must satisfy the same conditions that apply to in-service distributions from the Pre-tax Elective Deferral account.
2. ☐	The distribution must satisfy the same conditions that apply to in-service distributions from the Pre-tax Elective Deferral account and the distribution must be a “qualified distribution” within the meaning of Code Section 402A(d)(2).

ARTICLE III

ROTH ELECTIVE DEFERRALS

3.1	Roth Elective Deferrals are permitted. The Plan’s definitions and terms shall be amended as follows to allow for Roth Elective Deferrals as of the effective date entered at 2.1. Roth Elective Deferrals shall be treated in the same manner as Elective Deferrals for all Plan purposes except as provided in Article II of this amendment. The Employer may, in operation, implement deferral election procedures provided such procedures are communicated to Participants and permit Participants to modify their elections at least once each Plan Year.

3.2	Elective Deferrals. For years beginning after 2005, the term “Elective Deferrals” includes Pre-tax Elective Deferrals and Roth Elective Deferrals.

3.3	Pre-Tax Elective Deferrals. “Pre-Tax Elective Deferrals” means a Participant’s Elective Deferrals which are not includible in the Participant’s gross income at the time deferred and have been irrevocably designated as Pre-Tax Elective Deferrals by the Participant in his or her deferral election. A Participant’s Pre-Tax Elective Deferrals will be separately accounted for, as will gains and losses attributable to those Pre-Tax Elective Deferrals.

3.4	Roth Elective Deferrals. “Roth Elective Deferrals” means a Participant’s Elective Deferrals that are includible in the Participant’s gross income at the time deferred and have been irrevocably designated as Roth Elective Deferrals by the Participant in his or her deferral election. A Participant’s Roth Elective Deferrals will be separately accounted for, as will gains and losses attributable to those Roth Elective Deferrals, in a Roth Elective Deferral account. However,

© 2005 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

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ROTH Amendment

forfeitures may not be allocated to such account. The Plan must also maintain a record of a Participant’s investment in the contract (i.e., designated Roth contributions that have not been distributed). Roth Elective Deferrals are not considered Employee Contributions for Plan purposes.

3.5	Ordering Rules for Distributions. The Administrator operationally may implement an ordering rule procedure for withdrawals (including, but not limited to, hardship or other in-service withdrawals) from a Participant’s accounts attributable to Pre-Tax Elective Deferrals or Roth Elective Deferrals. Such ordering rules may specify whether the Pre-Tax Elective Deferrals or Roth Elective Deferrals are distributed first. Furthermore, such procedure may permit the Participant to elect which type of Elective Deferrals shall be distributed first.

3.6	Corrective distributions attributable to Roth Elective Deferrals. For any Plan Year in which a Participant may make both Roth Elective Deferrals and Pre-Tax Elective Deferrals, the Administrator operationally may implement an ordering rule procedure for the distribution of Excess Deferrals (Code Section 402(g)), Excess Contributions (Code Section 401(k)), Excess Aggregate Contributions (Code Section 401(m)), and Excess Annual Additions (Code Section 415). Such ordering rules may specify whether the Pre-Tax Elective Deferrals or Roth Elective Deferrals are distributed first, to the extent such type of Elective Deferrals was made for the year. Furthermore, such procedure may permit the Participant to elect which type of Elective Deferrals shall be distributed first.

3.7	Loans. If Participant loans are permitted under the Plan, then the Administrator may modify the loan policy or program to provide limitations on the ability to borrow from, or use as security, a Participant’s Roth Elective Deferral account. Similarly, the loan policy or program may be modified to provide for an ordering rule with respect to the default of a loan that is made from the Participant’s Roth Elective Deferral account and other accounts under the Plan.

3.8	Rollovers. A direct rollover of a distribution from a Participant’s Roth Elective Deferral account shall only be made to another Roth Elective Deferral account of an applicable retirement plan as described in Code Section 402A(e)(1) or to a Roth IRA as described in Code Section 408A, and only to the extent the rollover is permitted under the rules of Code Section 402(c).

3.8.1 The Plan shall accept a rollover contribution to a Participant’s Roth Elective Deferral account only if it is a direct rollover from another Roth Elective Deferral account of an applicable retirement plan as described in Code Section 402A(e)(1) and only to the extent the rollover is permitted under the rules of Code Section 402(c). The Employer, operationally and on a uniform and nondiscriminatory basis, may decide whether to accept any such rollovers.

3.8.2 The Plan shall not provide for a direct rollover (including an automatic rollover) for distributions from a Participant’s Roth Elective Deferral account if the amount of the distributions that are eligible rollover distributions are reasonably expected to total less than $200 during a year. In addition, any distribution from a Participant’s Roth Elective Deferral account is not taken into account in determining whether distributions from a Participant’s other accounts are reasonably expected to total less than $200 during a year. However, eligible rollover distributions from a Participant’s Roth Elective Deferral account are taken into account in determining whether the total amount of the Participant’s account balances under the Plan exceed the Plan’s limits for purposes of mandatory distributions from the Plan.

3.8.3 The provisions of the Plan that allow a Participant to elect a direct rollover of only a portion of an eligible rollover distribution but only if the amount rolled over is at least $500 is applied by treating any amount distributed from a Participant’s Roth Elective Deferral account as a separate distribution from any amount distributed from the Participant’s other accounts in the Plan, even if the amounts are distributed at the same time.

3.9	Automatic Enrollment. If the Plan utilizes an automatic enrollment feature (i.e., in the absence of an affirmative election by a Participant, a certain amount or percentage of Compensation will automatically be contributed to the Plan as an Elective Deferral), then such Elective Deferral shall be a Pre-Tax Elective Deferral.

3.10	Operational Compliance. The Plan Administrator will administer Roth Elective Deferrals in accordance with applicable regulations or other binding authority not reflected in this amendment. Any applicable regulations or other binding authority shall supersede any contrary provisions of this amendment.

This amendment has been executed this      day of                     ,         .

Name of Plan:	Bank of Florida Corporation 401(k) Plan

Name of Employer:	Bank of Florida Corporation

By:
EMPLOYER

© 2005 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

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Final 401(k) Amendment – Employer

FINAL 401(k)/401(m) REGULATIONS AMENDMENT

ARTICLE I

PREAMBLE

1.1	Adoption and effective date of amendment. This Amendment to the Plan is adopted to reflect certain provisions of the Final Regulations under Code Sections 401(k) and 401(m) that were published on December 29, 2004 (hereinafter referred to as the “Final 401(k) Regulations”). This Amendment is intended as good faith compliance with the requirements of these provisions. This Amendment shall be effective with respect to Plan Years beginning after December 31, 2005 unless the Employer otherwise elects in Section 2.1 below.

1.2	Supersession of inconsistent provisions. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

1.3	Application of provisions. Certain provisions of this Amendment relate to elective deferrals of a 401(k) plan; if the Plan to which this Amendment relates is not a 401(k) plan, then those provisions of this Amendment do not apply. Certain provisions of this Amendment relate to matching contributions and/or after-tax employee contributions subject to Code Section 401(m); if the Plan to which this Amendment relates is not subject to Code Section 401(m), then those provisions of this Amendment do not apply.

ARTICLE II

EMPLOYER ELECTIONS

2.1	Effective Date. This Amendment is effective, and the Plan shall implement the provisions of the Final 401(k) Regulations, with respect to Plan Years beginning after December 31, 2005 unless the Employer elects an earlier effective date in either a or b:

a. ☒	The Amendment is effective and the Final 401(k) Regulations apply to Plan Years beginning after December 31, 2004 (2005 and subsequent Plan Years).
b. ☐	The Amendment is effective and the Final 401(k) Regulations apply to Plan Years ending after December 29, 2004 (2004 and subsequent Plan Years).

2.2	ACP Test Safe Harbor. Unless otherwise selected below, if this Plan uses the ADP Test Safe Harbor provisions, then the provisions of Amendment Section 9.2(a) apply and all matching contributions under the Plan will be applied without regard to any allocation conditions except as provided in that Section.

a. ☐	The provisions of Amendment Section 9.2(b) apply. The allocation conditions applicable to matching contributions under the Plan continue to apply (if selected, the Plan is not an ACP Test Safe Harbor Plan).
b. ☐	The provisions of Amendment Section 9.2(c) apply. All matching contributions under the Plan will be applied without regard to any allocation conditions as of the effective date of this Amendment.

ARTICLE III

GENERAL RULES

3.1	Deferral elections. A cash or deferred arrangement (“CODA”) is an arrangement under which eligible Employees may make elective deferral elections. Such elections cannot relate to compensation that is currently available prior to the adoption or effective date of the CODA. In addition, except for occasional, bona fide administrative considerations, contributions made pursuant to such an election cannot precede the earlier of (1) the performance of services relating to the contribution and (2) when the compensation that is subject to the election would be currently available to the Employee in the absence of an election to defer.

3.2	Vesting provisions. Elective Contributions are always fully vested and nonforfeitable. The Plan shall disregard Elective Contributions in applying the vesting provisions of the Plan to other contributions or benefits under Code Section 411(a)(2). However, the Plan shall otherwise take a Participant’s Elective Contributions into account in determining the Participant’s vested benefits under the Plan. Thus, for example, the Plan shall take Elective Contributions into account in determining whether a Participant has a nonforfeitable right to contributions under the Plan for purposes of forfeitures, and for applying provisions permitting the repayment of distributions to have forfeited amounts restored, and the provisions of Code Sections 410(a)(5)(D)(iii) and 411(a)(6)(D)(iii) permitting a plan to disregard certain service completed prior to breaks-in-service (sometimes referred to as “the rule of parity”).

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Final 401(k) Amendment – Employer

ARTICLE IV

HARDSHIP DISTRIBUTIONS

4.1	Applicability. The provisions of this Article IV apply if the Plan provides for hardship distributions upon satisfaction of the deemed immediate and heavy financial need standards set forth in Regulation Section 1.401(k)-1(d)(2)(iv)(A) as in effect prior to the issuance of the Final 401(k) Regulations.

4.2	Hardship events. A distribution under the Plan is hereby deemed to be on account of an immediate and heavy financial need of an Employee if the distribution is for one of the following or any other item permitted under Regulation Section 1.401(k)-1(d)(3)(iii)(B):

(a)	Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);

(b)	Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments);

(c)	Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Employee, the Employee’s spouse, children, or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(b)(1), (b)(2), and (d)(1)(B));

(d)	Payments necessary to prevent the eviction of the Employee from the Employee’s principal residence or foreclosure on the mortgage on that residence;

(e)	Payments for burial or funeral expenses for the Employee’s deceased parent, spouse, children or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(d)(1)(B)); or

(f)	Expenses for the repair of damage to the Employee’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).

4.3	Reduction of Code Section 402(g) limit following hardship distribution. If the Plan provides for hardship distributions upon satisfaction of the safe harbor standards set forth in Regulation Sections 1.401(k)-1(d)(3)(iii)(B) (deemed immediate and heavy financial need) and 1.401(k)-1(d)(3)(iv)(E) (deemed necessary to satisfy immediate need), then there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Code Section 402(g) solely because of a hardship distribution made by this Plan or any other plan of the Employer.

ARTICLE V

ACTUAL DEFERRAL PERCENTAGE (ADP) TEST

5.1	Targeted contribution limit. Qualified Nonelective Contributions (as defined in Regulation Section 1.401(k)-6) cannot be taken into account in determining the Actual Deferral Ratio (ADR) for a Plan Year for a Non-Highly Compensated Employee (NHCE) to the extent such contributions exceed the product of that NHCE’s Code Section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate.” Any Qualified Nonelective Contribution taken into account under an Actual Contribution Percentage (ACP) test under Regulation Section 1.401(m)-2(a)(6) (including the determination of the representative contribution rate for purposes of Regulation Section 1.401(m)-2(a)(6)(v)(B)), is not permitted to be taken into account for purposes of this Section (including the determination of the “representative contribution rate” under this Section). For purposes of this Section:

(a)	The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(b)	The “applicable contribution rate” for an eligible NHCE is the sum of the Qualified Matching Contributions (as defined in Regulation Section 1.401(k)-6) taken into account in determining the ADR for the eligible NHCE for the Plan Year and the Qualified Nonelective Contributions made for the eligible NHCE for the Plan Year, divided by the eligible NHCE’s Code Section 414(s) compensation for the same period.

Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code Section 414(s) compensation.

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Final 401(k) Amendment – Employer

Qualified Matching Contributions may only be used to calculate an ADR to the extent that such Qualified Matching Contributions are matching contributions that are not precluded from being taken into account under the ACP test for the Plan Year under the rules of Regulation Section 1.401(m)-2(a)(5)(ii) and as set forth in Section 7.1.

5.2	Limitation on QNECs and QMACs. Qualified Nonelective Contributions and Qualified Matching Contributions cannot be taken into account to determine an ADR to the extent such contributions are taken into account for purposes of satisfying any other ADP test, any ACP test, or the requirements of Regulation Section 1.401(k)-3, 1.401(m)-3, or 1.401(k)-4. Thus, for example, matching contributions that are made pursuant to Regulation Section 1.401(k)-3(c) cannot be taken into account under the ADP test. Similarly, if a plan switches from the current year testing method to the prior year testing method pursuant to Regulation Section 1.401(k)-2(c), Qualified Nonelective Contributions that are taken into account under the current year testing method for a year may not be taken into account under the prior year testing method for the next year.

5.3	ADR of HCE if multiple plans. The Actual Deferral Ratio (ADR) of any Participant who is a Highly Compensated Employee (HCE) for the Plan Year and who is eligible to have Elective Contributions (as defined in Regulation Section 1.401(k)-6) (and Qualified Nonelective Contributions and/or Qualified Matching Contributions, if treated as Elective Contributions for purposes of the ADP test) allocated to such Participant’s accounts under two (2) or more cash or deferred arrangements described in Code Section 401(k), that are maintained by the same Employer, shall be determined as if such Elective Contributions (and, if applicable, such Qualified Nonelective Contributions and/or Qualified Matching Contributions) were made under a single arrangement. If an HCE participates in two or more cash or deferred arrangements of the Employer that have different Plan Years, then all Elective Contributions made during the Plan Year being tested under all such cash or deferred arrangements shall be aggregated, without regard to the plan years of the other plans. However, for Plan Years beginning before the effective date of this Amendment, if the plans have different Plan Years, then all such cash or deferred arrangements ending with or within the same calendar year shall be treated as a single cash or deferred arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code Section 401(k).

5.4	Plans using different testing methods for the ADP and ACP test. Except as otherwise provided in this Section, the Plan may use the current year testing method or prior year testing method for the ADP test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the ACP test for that Plan Year.
However, if different testing methods are used, then the Plan cannot use:

(a)	The recharacterization method of Regulation Section 1.401(k)-2(b)(3) to correct excess contributions for a Plan Year;

(b)	The rules of Regulation Section 1.401(m)-2(a)(6)(ii) to take Elective Contributions into account under the ACP test (rather than the ADP test); or

(c)	The rules of Regulation Section 1.401(k)-2(a)(6)(v) to take Qualified Matching Contributions into account under the ADP test (rather than the ACP test).

ARTICLE VI

ADJUSTMENT TO ADP TEST

6.1	Distribution of Income attributable to Excess Contributions. Distributions of Excess Contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”). The Administrator has the discretion to determine and allocate income using any of the methods set forth below:

(a)	Reasonable method of allocating income. The Administrator may use any reasonable method for computing the income allocable to Excess Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participant’s accounts. A Plan will not fail to use a reasonable method for computing the income allocable to Excess Contributions merely because the income allocable to Excess Contributions is determined on a date that is no more than seven (7) days before the distribution.

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Final 401(k) Amendment – Employer

(b)	Alternative method of allocating income. The Administrator may allocate income to Excess Contributions for the Plan Year by multiplying the income for the Plan Year allocable to the Elective Contributions and other amounts taken into account under the ADP test (including contributions made for the Plan Year), by a fraction, the numerator of which is the Excess Contributions for the Employee for the Plan Year, and the denominator of which is the sum of the:

(1)	Account balance attributable to Elective Contributions and other amounts taken into account under the ADP test as of the beginning of the Plan Year, and

(2)	Any additional amount of such contributions made for the Plan Year.

(c)	Safe harbor method of allocating gap period income. The Administrator may use the safe harbor method in this paragraph to determine income on Excess Contributions for the gap period. Under this safe harbor method, income on Excess Contributions for the gap period is equal to ten percent (10%) of the income allocable to Excess Contributions for the Plan Year that would be determined under paragraph (b) above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth (15th) day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month.

(d)	Alternative method for allocating Plan Year and gap period income. The Administrator may determine the income for the aggregate of the Plan Year and the gap period, by applying the alternative method provided by paragraph (b) above to this aggregate period. This is accomplished by (1) substituting the income for the Plan Year and the gap period, for the income for the Plan Year, and (2) substituting the amounts taken into account under the ADP test for the Plan Year and the gap period, for the amounts taken into account under the ADP test for the Plan Year in determining the fraction that is multiplied by that income.

6.2	Corrective contributions. If a failed ADP test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does not exceed the targeted contribution limits of Section 5.1 of this Amendment, or in the case of a corrective contribution that is a Qualified Matching Contribution, the targeted contribution limit of Section 7.1 of this Amendment.

ARTICLE VII

ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST

7.1	Targeted matching contribution limit. A matching contribution with respect to an Elective Contribution for a Plan Year is not taken into account under the Actual Contribution Percentage (ACP) test for an NHCE to the extent it exceeds the greatest of:

(a)	five percent (5%) of the NHCE’s Code Section 414(s) compensation for the Plan Year;

(b)	the NHCE’s Elective Contributions for the Plan Year; and

(c)	the product of two (2) times the Plan’s “representative matching rate” and the NHCE’s Elective Contributions for the Plan Year.

For purposes of this Section, the Plan’s “representative matching rate” is the lowest “matching rate” for any eligible NHCE among a group of NHCEs that consists of half of all eligible NHCEs in the Plan for the Plan Year who make Elective Contributions for the Plan Year (or, if greater, the lowest “matching rate” for all eligible NHCEs in the Plan who are employed by the Employer on the last day of the Plan Year and who make Elective Contributions for the Plan Year).

For purposes of this Section, the “matching rate” for an Employee generally is the matching contributions made for such Employee divided by the Employee’s Elective Contributions for the Plan Year. If the matching rate is not the same for all levels of Elective Contributions for an Employee, then the Employee’s “matching rate” is determined assuming that an Employee’s Elective Contributions are equal to six percent (6%) of Code Section 414(s) compensation.

If the Plan provides a match with respect to the sum of the Employee’s after-tax Employee contributions and Elective Contributions, then for purposes of this Section, that sum is substituted for the amount of the Employee’s Elective Contributions in subsections (b) & (c) above and in determining the “matching rate,” and Employees who make either after-tax Employee contributions or Elective Contributions are taken into account in determining the Plan’s “representative matching rate.” Similarly, if the Plan provides a match with respect to the Employee’s after-tax Employee contributions, but not Elective Contributions, then for purposes of this subsection, the Employee’s after-tax

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Final 401(k) Amendment – Employer

Employee contributions are substituted for the amount of the Employee’s Elective Contributions in subsections (b) & (c) above and in determining the “matching rate,” and Employees who make after-tax Employee contributions are taken into account in determining the Plan’s “representative matching rate.”

7.2	Targeted QNEC limit. Qualified Nonelective Contributions (as defined in Regulation Section 1.401(k)-6) cannot be taken into account under the Actual Contribution Percentage (ACP) test for a Plan Year for an NHCE to the extent such contributions exceed the product of that NHCE’s Code Section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate.” Any Qualified Nonelective Contribution taken into account under an Actual Deferral Percentage (ADP) test under Regulation Section 1.401(k)-2(a)(6) (including the determination of the “representative contribution rate” for purposes of Regulation Section 1.401(k)-2(a)(6)(iv)(B)) is not permitted to be taken into account for purposes of this Section (including the determination of the “representative contribution rate” for purposes of subsection (a) below). For purposes of this Section:

(a)	The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and

(b)	The “applicable contribution rate” for an eligible NHCE is the sum of the matching contributions (as defined in Regulation Section 1.401(m)-1(a)(2)) taken into account in determining the ACR for the eligible NHCE for the Plan Year and the Qualified Nonelective Contributions made for that NHCE for the Plan Year, divided by that NHCE’s Code Section 414(s) compensation for the Plan Year.

Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code Section 414(s) compensation.

7.3	ACR of HCE if multiple plans. The Actual Contribution Ratio (ACR) for any Participant who is a Highly Compensated Employee (HCE) and who is eligible to have matching contributions or after-tax Employee contributions allocated to his or her account under two (2) or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the same Employer, shall be determined as if the total of such contributions was made under each plan and arrangement. If an HCE participates in two (2) or more such plans or arrangements that have different plan years, then all matching contributions and after-tax Employee contributions made during the Plan Year being tested under all such plans and arrangements shall be aggregated, without regard to the plan years of the other plans. For plan years beginning before the effective date of this Amendment, all such plans and arrangements ending with or within the same calendar year shall be treated as a single plan or arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code Section 401(m).

7.4	Plans using different testing methods for the ACP and ADP test. Except as otherwise provided in this Section, the Plan may use the current year testing method or prior year testing method for the ACP test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the ADP test for that Plan Year.
However, if different testing methods are used, then the Plan cannot use:

(a)	The recharacterization method of Regulation Section 1.401(k)-2(b)(3) to correct excess contributions for a Plan Year;

(b)	The rules of Regulation Section 1.401(m)-2(a)(6)(ii) to take Elective Contributions into account under the ACP test (rather than the ADP test); or

(c)	The rules of Regulation Section 1.401(k)-2(a)(6) to take Qualified Matching Contributions into account under the ADP test (rather than the ACP test).

ARTICLE VIII

ADJUSTMENT TO ACP TEST

8.1	Distribution of Income attributable to Excess Aggregate Contributions. Distributions of Excess Aggregate Contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”). For the purpose of this Section, “income” shall be determined and allocated in accordance with the provisions of Section 6.1 of this Amendment, except that such Section shall be applied by substituting “Excess Contributions” with “Excess Aggregate Contributions” and by substituting amounts taken into account under the ACP test for amounts taken into account under the ADP test.

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Final 401(k) Amendment – Employer

8.2	Corrective contributions. If a failed ACP test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does not exceed the targeted contribution limits of Sections 7.1 and 7.2 of this Amendment.

ARTICLE IX

SAFE HARBOR PLAN PROVISIONS

9.1	Applicability. The provisions of this Article IX apply if the Plan uses the alternative method of satisfying the Actual Deferral Percentage (ADP) test set forth in Code Section 401(k)(12) (ADP Test Safe Harbor) and/or the Actual Contribution Percentage (ACP) test set forth in Code Section 401(m)(11) (ACP Test Safe Harbor).

9.2	Elimination of conditions on matching contributions. Unless otherwise provided in Section 2.2 of this Amendment, the provisions of subsection (a) below shall apply. However, if the Employer so elects in Section 2.2 of this Amendment, then the provisions of subsection (b) or (c) below shall apply.

(a)	Default provision. If, prior to the date this Amendment has been executed, an ADP Test Safe Harbor notice has been given for a Plan Year for which this Amendment is effective (see Amendment Section 1.1) and such notice provides that there are no allocation conditions imposed on any matching contributions under the Plan, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met and (2) the Plan will not impose any allocation conditions on matching contributions. However, if, prior to the date this Amendment has been executed, an ADP Test Safe Harbor notice has been given for a Plan Year for which this Amendment is effective and such notice provides that there are allocation conditions imposed on any matching contributions under the Plan, then the provisions of this Amendment do not modify any such allocation conditions or provisions for that Plan Year and the Plan must satisfy the ACP Test for such Plan Year using the current year testing method. With respect to any Plan Year beginning after the date this Amendment has been executed, if the Plan uses the ADP Test Safe Harbor and provides for matching contributions, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met and (2) the Plan will not impose any allocation conditions on matching contributions.

(b)	Retention of allocation conditions. If the Employer so elects in Section 2.2 of this Amendment, then the Plan will retain any allocation conditions contained in the Plan with regard to matching contributions for any Plan Year for which this Amendment is effective. In that case, the Plan must satisfy the ACP Test for each such Plan Year.

(c)	Elimination of allocation conditions. If the Employer so elects in Section 2.2 of this Amendment, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met, and (2) the Plan will not impose any allocation conditions on matching contributions.

9.3	Matching Catch-up contributions. If the Plan provides for ADP Test Safe Harbor matching contributions or ACP Test Safe Harbor matching contributions, then catch-up contributions (as defined in Code Section 414(v)) will be taken into account in applying such matching contributions under the Plan.

9.4	Plan Year requirement. Except as provided in Regulation Sections 1.401(k)-3(e) and 1.401(k)-3(f), and below, the Plan will fail to satisfy the requirements of Code Section 401(k)(12) and this Section for a Plan Year unless such provisions remain in effect for an entire twelve (12) month Plan Year.

9.5	Change of Plan Year. If a Plan has a short Plan Year as a result of changing its Plan Year, then the Plan will not fail to satisfy the requirements of Section 9.4 of this Amendment merely because the Plan Year has less than twelve (12) months, provided that:

(a)	The Plan satisfied the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements for the immediately preceding Plan Year; and

(b)	The Plan satisfies the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements (determined without regard to Regulation Section 1.401(k)-3(g)) for the immediately following Plan Year (or for the immediately following twelve (12) months if the immediately following Plan Year is less than twelve (12) months).

9.6	Timing of matching contributions. If the ADP Test Safe Harbor contribution being made to the Plan is a matching contribution (or any ACP Test Safe Harbor matching contribution) that is made separately with respect to each payroll period (or with respect to all payroll periods ending with or within each month or quarter of a Plan Year) taken into account under the Plan for the Plan Year, then safe harbor matching contributions with respect to any elective deferrals and/or after-tax employee contributions made during a Plan Year quarter must be contributed to the Plan by the last day of the immediately following Plan Year quarter.

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Final 401(k) Amendment – Employer

9.7	Exiting safe harbor matching. The Employer may amend the Plan during a Plan Year to reduce or eliminate prospectively any or all matching contributions under the Plan (including any ADP Test Safe Harbor matching contributions) provided: (a) the Plan Administrator provides a supplemental notice to the Participants which explains the consequences of the amendment, specifies the amendment’s effective date, and informs Participants that they will have a reasonable opportunity to modify their cash or deferred elections and, if applicable, after-tax Employee contribution elections; (b) Participants have a reasonable opportunity (including a reasonable period after receipt of the supplemental notice) prior to the effective date of the amendment to modify their cash or deferred elections and, if applicable, after-tax Employee contribution elections; and (c) the amendment is not effective earlier than the later of: (i) thirty (30) days after the Plan Administrator gives supplemental notice; or (ii) the date the Employer adopts the amendment. An Employer which amends its Plan to eliminate or reduce any matching contribution under this Section, effective during the Plan Year, must continue to apply all of the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements of the Plan until the amendment becomes effective and also must apply for the entire Plan Year, using current year testing, the ADP test and the ACP test.

9.8	Plan termination. An Employer may terminate the Plan during a Plan Year in accordance with Plan termination provisions of the Plan and this Section.

(a)	Acquisition/disposition or substantial business hardship. If the Employer terminates the Plan resulting in a short Plan Year, and the termination is on account of an acquisition or disposition transaction described in Code Section 410(b)(6)(C), or if the termination is on account of the Employer’s substantial business hardship within the meaning of Code Section 412(d), then the Plan remains an ADP Test Safe Harbor and/or ACP Test Safe Harbor Plan provided that the Employer satisfies the ADP Test Safe Harbor and/or ACP Test Safe Harbor provisions through the effective date of the Plan termination.

(b)	Other termination. If the Employer terminates the Plan for any reason other than as described in Section 9.7(a) above, and the termination results in a short Plan Year, the Employer must conduct the termination under the provisions of Section 9.7 above, except that the Employer need not provide Participants with the right to change their cash or deferred elections.

This amendment has been executed this      day of                     ,         .

Name of Plan:	Bank of Florida Corporation 401(k) Plan

Name of Employer:	Bank of Florida Corporation

By:
EMPLOYER

© 2006 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

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Minimum Gateway Amendment

MINIMUM GATEWAY AMENDMENT

Section 4.3 of the Plan is amended by the addition of new subsection (m) as follows:

(m)	Gateway Contribution. If this is a Profit Sharing Plan or a 401(k) Profit Sharing Plan, then effective for Plan Years beginning on or after January 1, 2002, each Plan Year the Employer may make an additional discretionary Employer contribution (“Gateway Contribution”) in an amount necessary to satisfy the minimum allocation gateway requirement described in Regulation 1.401(a)(4)-8(b)(1)(vi). In applying the provisions of this subsection (m), the term “Employer contributions” shall also include any Forfeitures that are allocated to a Participant, other than Forfeitures that are subject to Code Section 401(m) because they are allocated as a matching contribution. Furthermore, in applying the provisions of this subsection (m) to a 401(k) Profit Sharing Plan, the term “Employer contributions” means any Employer Non-Elective Contributions, Non-Elective Safe Harbor Contributions and, except as otherwise provided in subsections (m)(2) and (3) below, Qualified Non-Elective Contributions, and such term excludes any matching contributions.

(1)	Eligibility for Gateway Contribution. Any Gateway Contribution made pursuant to this subsection for a Plan Year will be allocated to each Non-Highly Compensated Participant who receives an allocation of other “Employer contributions,” for such Plan Year. The Gateway Contribution will be allocated without regard to any allocation conditions otherwise applicable to “Employer contributions” under the Plan. However, Participants who the Administrator disaggregates pursuant to Regulation 1.410(b)-7(c)(3) because they have not satisfied the greatest minimum age and service conditions permissible under Code Section 410(a) shall not be eligible to receive an allocation of any Gateway Contribution made pursuant to this Section 4.3(m) unless such an allocation is necessary to satisfy Code Section 401(a)(4).

(2)

Amount of Gateway Contribution. The Gateway Contribution will be allocated pro rata on the basis of Compensation (as defined in (3) or (4) below, whichever is applicable) of each eligible Participant (as described in subsection (1) above) but in no event will an allocation of the Gateway Contribution exceed the lesser of: (A) 5% of Compensation or (B) one-third ( 1/3) of the highest allocation rate for any Highly Compensated Participant for the Plan Year. Any allocation under the prior sentence will be reduced by the amount of any other “Employer contributions,” excluding any Qualified Non-Elective Contributions that are used to satisfy the Actual Deferral Percentage Test set forth in Section 12.4 or the Actual Contribution Percentage Test set forth in Section 12.6, allocated for the same Plan Year to such Participant.

(3)	Compensation for 5% Gateway allocation. For allocation purposes under the 5% gateway contribution under (A) of subsection (2) above, Compensation means 415 Compensation except that is shall be determined for the Plan Year (rather than the Limitation Year) and shall exclude 415 Compensation paid while an Employee is not a Participant in the Plan.

(4)

Compensation for determination of rate and  1/3 Gateway allocation. For purposes of the  1/3 gateway contribution alternative under (B) of subsection (2) above, the Administrator will (a) determine the allocation rate, and (b) allocate the gateway contribution, using a Participant’s Compensation, provided the definition of Compensation satisfies Regulation 1.414(s). In addition, the allocation rate for any Participant is determined by dividing the total “Employer contribution” made on behalf of such Participant by the Participant’s Compensation (as defined in the preceding sentence). However, solely for purposes of determining the allocation rate of any Non-Highly Compensated Participant, Qualified Non-Elective Contributions that are used to satisfy the Actual Deferral Percentage Test set forth in Section 12.4 or the Actual Contribution Percentage Test set forth in Section 12.6, shall not be taken into account.

© 2005 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

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Cross-Tested 401(k) Profit Sharing Plan

SUNGARD VOLUME SUBMITTER MODIFICATIONS

BANK OF FLORIDA CORPORATION EMPLOYEES’ SAVINGS &

PROFIT SHARING PLAN

The enclosed Plan is being submitted for expedited review as a Volume Submitter Plan.

No modifications from the approved specimen plan have been made to this Plan.

© 2005 PlanTech, LLP	December 14, 2006 Bank of Florida Corporation 401(k) Plan

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